UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-2668
Oppenheimer AMT-Free Municipals
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: July 31
Date of reporting period: 7/29/2011

Item 1. Reports to Stockholders.
July 31, 2011 Oppenheimer Management AMT-Free Commentary and Municipals Annual Report MANAGEMENT COMMENTARY An Interview with Your Fund’s Portfolio Managers ANNUAL REPORT Listing of Top Holdings Fund Performance Discussion Financial Statements “If you’re looking for guidance about current market conditions and fixed-income strategies, it seems likely that portfolio managers with a long and focused track record in municipal bond investing would have sharper insights than any new media personality.” Dan Loughran, Senior Vice President, Senior Portfolio Manager and Team Leader, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Tobacco-Master Settlement Agreement	20.0%
Special Assessment	13.7
Hospital/Healthcare	11.0
Tax Increment Financing (TIF)	7.2
Higher Education	6.6
General Obligation	4.1
Education	3.3
Gas Utilities	3.2
Special Tax	3.1
Multifamily Housing	3.1
Portfolio holdings are subject to change. Percentages are as of July 29, 2011, and are based on total assets.
Credit Allocation

Credit Rating Breakdown	NRSRO Only Total

AAA	10.4%
AA	18.4
A	7.9
BBB	24.1
BB or lower	7.9
Unrated	31.3

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of July 29, 2011, and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.
For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Securities not rated by an NRSRO may or may not be equivalent of investment grade. For further details, please consult the Fund’s prospectus or Statement of Additional Information.
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FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion of the Fund’s performance during the reporting period ended July 29 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.1
Management’s Discussion of Fund Performance. Near the midpoint of the 12-month period ended July 29, 2011, changes in market conditions and investor confidence created significant pricing pressure in the municipal bond market, generally leading to declines in bond prices and bond fund net asset values. Despite this market turmoil, the Class A shares of Oppenheimer AMT-Free Municipals produced a total return of 4.97% at net asset value for the reporting period (-0.02% with sales charge), with tax-free income providing all of the positive total return.
     This development, we believe, points to the power of the Rochester Way, our time-tested approach of focusing on tax-free yield as the key long-term driver of Fund performance. Additionally, the distribution yield of this Fund’s Class A shares was 6.53% at NAV, 264 basis points higher than the average in its peer category. In all, Oppenheimer AMT-Free Municipals distributed 41.4 cents per Class A share, including a small amount of taxable income.
     The charts on pages 16 to 19 show the Fund’s performance. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income and believe that this Fund’s investments offer structural advantages over the long term.
     Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, comprised the Fund’s largest industry sector as of July 29, 2011, representing 20.0% of the Fund’s total assets.2
     Our long-term view of the sector remains bullish, and we will likely continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in all prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. The tobacco sector contributed positively to the Fund’s total return this reporting period, and we are confident that this sector will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

1.	July 29, 2011, was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements.

2.	Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
12 | OPPENHEIMER AMT-FREE MUNICIPALS

     Oppenheimer AMT-Free Municipals remained invested in land development (or “dirt”) bonds, which are Special Assessment and Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 13.7% and 3.1% of the Fund’s total assets, respectively.
     In our opinion, bonds in these sectors overall have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. However, the Fund saw an increase in the number of Special Assessment and Special Tax bonds that missed or were likely to miss a scheduled payment of interest or principal this reporting period. This increase was primarily driven by difficulties in the Florida real estate development market. We will continue to hold carefully researched dirt bonds in our portfolios, as improvements in the housing market and the general economy could strengthen the credit profiles of these sectors going forward. The Special Assessment and Special Tax sectors were both positive contributors to the Fund’s total return this reporting period, in part based on price appreciation of some of the bonds that finance projects in Florida.
     As of July 29, 2011, the Fund was invested in the hospital/health care sector, representing 11.0% of the Fund’s total assets. Our holdings in this sector consist of securities across the credit spectrum. The sector remained in the news this reporting period as politicians, lobbyists, activists and others argued about the viability of the Affordable Care Act of 2010; the debates have not changed our perspective that our disciplined, security-specific approach to credit research can uncover many potentially advantageous opportunities for the Fund in this and other sectors. The hospital/health care sector also contributed positively to the Fund’s total return this reporting period.
     Tax increment financing (TIF) bonds constituted 7.2% of the Fund’s total assets on July 29, 2011, and contributed positively to the Fund’s total return. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, as they have in many states this reporting period, the credit quality of these types of securities generally improves and this can help enhance performance.
     The Fund continued to favor the higher education sector and the education sector, this reporting period, which constituted 6.6% and 3.3% of total assets respectively as of July 29, 2011. The bonds we hold in these sectors have regularly provided high levels of tax-free income and, during the reporting period, they contributed positively to the Fund’s total return.
13 | OPPENHEIMER AMT-FREE MUNICIPALS

FUND PERFORMANCE DISCUSSION
     The Fund’s holdings in municipal bonds issued by utilities also represented 6.6% of total assets at the end of this reporting period. It has been our experience that bonds issued by utilities have predictable revenue streams to finance their debt service payments, to the benefit of the Fund. This set of holdings as of July 29, 2011, included gas utilities with 3.2% of the Fund’s total assets; water utilities with 2.4%; sewer utilities with 0.7%, and electric utilities with 0.3%. Of these four sectors, water and sewer utilities contributed favorably to the Fund’s total return this reporting period.
     General obligation debt, which is backed by the full faith and taxing authority of state and local governments, constituted 4.1% of the Fund’s total assets as of July 29, 2011. While many municipalities faced budget challenges this reporting period, elected officials consistently safeguarded the debt service payments on their general obligation bonds. This sector faced pricing pressure, however, and our holdings had an adverse impact on the Fund’s total return this reporting period.
     As of July 29, 2011, the Fund’s investments in the multifamily housing sector represented 3.1% of the Fund’s total assets. These securities continued to provide attractive levels of tax-free income and contributed favorably to the Fund’s total return, despite the difficult conditions in the national housing market this reporting period. We continue to believe that long-term investors should ultimately benefit from this Fund’s carefully selected holdings in the housing sectors.
     The adult living facilities sector, with 2.4% of the Fund’s total assets as of July 29, 2011, did not contribute positively to the Fund’s total return this reporting period. We believe the tepid growth of the national economy was a factor in the generally declining prices of these bonds, which finance various projects at senior living centers across the country.
     During this reporting period, the Fund remained invested in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” generally offer higher tax-free yields than fixed-rate bonds of comparable maturity and credit quality, but they also face greater price volatility. During this reporting period, “inverse floaters” provided attractive levels of tax-free income and contributed favorably to the Fund’s total return. This outcome illustrates why we continue to believe that “inverse floaters” belong in our fund portfolios.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
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Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until July 29, 2011. In the case of Class A, Class B and Class C shares, performance is measured over a ten-year period. In the case of Class Y shares, performance is measured from inception of the Class on November 29, 2010. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of the Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices.
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FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
16 | OPPENHEIMER AMT-FREE MUNICIPALS

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 20 for further information.

1.	The Fund’s returns and expense ratios have been calculated through July 29, 2011, the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
17 | OPPENHEIMER AMT-FREE MUNICIPALS

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:1
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 Class Y Shares
 Comparison of Change in Value of $10,000 Hypothetical Investments in:1
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month end, visit us at oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions, and the applicable sales charge for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, and the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See page 20 for further information.

1.	The Fund’s returns and expense ratios have been calculated through July 29, 2011, the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through July 31, 2011.
19 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This annual report must be preceded or accompanied by the current prospectus of Oppenheimer AMT-Free Municipals. Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and, if available, summary prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at oppenheimerfunds.com. Read prospectuses and, if available, summary prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/27/76. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75% except where noted.
Class B shares of the Fund were first publicly offered on 3/16/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 8/29/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 11/29/10. Class Y shares are offered only to fee-based clients of dealers that have a special agreement with the Distributor, to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals. There is no sales charge for Class Y shares.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
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FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 29, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
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	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
	February 1, 2011	July 29, 2011	July 29, 2011

Actual
Class A	$1,000.00	$1,131.80	$5.45
Class B	1,000.00	1,127.70	10.01
Class C	1,000.00	1,128.10	9.69
Class Y	1,000.00	1,133.30	4.24

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.42	5.16
Class B	1,000.00	1,015.15	9.48
Class C	1,000.00	1,015.45	9.18
Class Y	1,000.00	1,020.55	4.02
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 29, 2011 are as follows:

Class	Expense Ratios

Class A	1.04%
Class B	1.91
Class C	1.85
Class Y	0.81
The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
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STATEMENT OF INVESTMENTS July 29, 2011*

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—116.8%
Alabama—1.1%
$30,000	AL 21st Century Authority Tobacco Settlement[1]	5.500%	12/01/2021	$30,161
15,000	AL HFA (Pelican)[1]	6.550	03/20/2030	15,005
1,250,000	AL Space Science Exhibit Finance Authority[1]	6.000	10/01/2025	1,025,658
3,000,000	Birmingham, AL Baptist Medical Centers (Baptist Health System)[1]	5.250	11/15/2020	3,011,190
35,000	Birmingham, AL Baptist Medical Centers (Baptist Health System)[1]	5.625	11/15/2015	35,554
15,000	Birmingham, AL Baptist Medical Centers (Baptist Health System)[1]	5.875	11/15/2024	15,020
410,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)	6.125	12/01/2025	296,926
65,000	Birmingham, AL Special Care Facilities (Children’s Hospital of Alabama)[1]	5.500	06/01/2022	65,062
90,000	Birmingham, AL Special Care Facilities Financing Authority (Daughters of Charity)[1]	5.000	11/01/2025	90,329
230,000	Cooperative District, AL Fort Deposit[1]	6.000	02/01/2036	166,755
3,500,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)[1]	6.750	02/01/2029	3,412,465
6,250,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)[1]	7.000	02/01/2036	6,142,313
265,000	Greater Montgomery, AL Educational Building Authority (Huntingdon College)[1]	5.100	05/01/2016	271,538
10,000	Jefferson County, AL Sewer	4.500	02/01/2012	7,525
100,000	Jefferson County, AL Sewer	5.000	02/01/2018	70,233
150,000	Jefferson County, AL Sewer	5.000	02/01/2020	105,423
4,060,000	Jefferson County, AL Sewer	5.375	02/01/2027	2,817,275
35,000	Jefferson County, AL Sewer	5.625	02/01/2018	24,580
280,000	Jefferson County, AL Sewer	5.625	02/01/2022	196,874
1,950,000	Tuscaloosa, AL Educational Building Authority (Stillman College)[1]	5.000	06/01/2026	1,522,190
5,000,000	Tuscaloosa, AL Educational Building Authority (Stillman College)[1]	5.250	06/01/2037	3,617,000

				22,939,076
Alaska—1.7%
8,000,000	AK HFC, Series A2	5.000	12/01/2033	8,012,960
750,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[3]	6.150	08/01/2031	211,628
600,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)	5.875	12/01/2027	389,694
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STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Alaska Continued
$29,090,000	AK Northern Tobacco Securitization Corp. (TASC)[1]	5.000%	06/01/2032	$21,118,176
11,005,000	AK Northern Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2046	7,300,167

				37,032,625
Arizona—3.5%
899,000	Buckeye, AZ Watson Road Community Facilities District[1]	5.750	07/01/2022	792,199
1,342,000	Buckeye, AZ Watson Road Community Facilities District[1]	6.000	07/01/2030	1,094,763
200,000	Centerra, AZ Community Facilities District[1]	5.150	07/15/2031	151,840
250,950	Central AZ Irrigation & Drain District, Series A	6.000	06/01/2013	251,472
305,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.450	07/15/2021	291,888
200,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.625	07/15/2025	184,610
450,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.800	07/15/2030	405,081
1,015,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.900	07/15/2022	991,005
330,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.125	07/15/2027	314,662
500,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.200	07/15/2032	464,100
479,000	Festival Ranch, AZ Community Facilities District[1]	5.750	07/01/2032	386,855
595,000	Festival Ranch, AZ Community Facilities District[1]	5.800	07/15/2032	558,657
250,000	Gladden Farms, AZ Community Facilities District[1]	5.500	07/15/2031	226,660
800,000	Litchfield Park, AZ Community Facility District[1]	6.375	07/15/2026	743,568
880,000	Maricopa County, AZ IDA (Christian Care Apartments)[1]	6.500	01/01/2036	870,390
2,000,000	Maricopa County, AZ IDA (Christian Care Mesa II)	6.625	01/01/2034	1,546,920
500,000	Maricopa County, AZ IDA (Immanuel Campus Care)[1]	8.500	04/20/2041	436,040
1,430,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	11/01/2018	1,277,777
785,000	Maricopa County, AZ IDA (Sun King Apartments)[1]	6.750	05/01/2031	580,139
740,000	Maricopa County, AZ School District No. 24 (Gila Bend)[1]	5.500	07/01/2022	702,105
200,000	Marley Park, AZ Community Facilities District[1]	5.300	07/15/2031	156,718
439,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.300	07/01/2030	337,055
375,000	Palm Valley, AZ Community Facility District No. 3[1]	5.300	07/15/2031	293,846
980,000	Palm Valley, AZ Community Facility District No. 3[1]	5.800	07/15/2032	809,764
750,000	Phoenix, AZ IDA (Career Success Schools)[1]	7.000	01/01/2029	722,243
500,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[1]	6.250	07/01/2036	391,440
1,335,000	Pima County, AZ IDA (Arizona Charter School)[1]	6.500	07/01/2023	1,333,812
1,280,000	Pima County, AZ IDA (Arizona Charter School)[1]	6.750	07/01/2031	1,234,496
115,000	Pima County, AZ IDA (CECS/TAT/EICS Obligated Group)[1]	6.300	07/01/2031	126,959
365,000	Pima County, AZ IDA (CECS/TAT/EICS Obligated Group)[1]	6.300	07/01/2031	337,227
1,500,000	Pima County, AZ IDA (Center for Academic Success)[1]	5.500	07/01/2037	1,243,320
1,715,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050	01/01/2037	1,513,933
500,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)[1]	6.250	06/01/2026	442,105
24 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Arizona Continued
$1,200,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)[1]	6.375%		06/01/2036	$1,005,960
12,400,000	Pima County, AZ IDA (Metro Police Facility)[2]	5.375		07/01/2039	12,647,752
500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750		04/01/2036	433,320
170,000	Pima County, AZ IDA (Paradise Education Center)[1]	5.875		06/01/2033	144,383
250,000	Pima County, AZ IDA (Paradise Education Center)[1]	6.000		06/01/2036	212,198
2,845,000	Pima County, AZ IDA (Phoenix Advantage Charter School)	5.600		07/01/2023	1,872,892
500,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.670		12/01/2027	411,315
650,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.750		12/01/2037	499,506
500,000	Quail Creek, AZ Community Facilities District[1]	5.550		07/15/2030	404,760
460,000	Salt Verde, AZ Financial Corp.[1]	5.250		12/01/2028	439,792
100,000	Salt Verde, AZ Financial Corp.[1]	5.500		12/01/2029	97,735
29,030,000	Salt Verde, AZ Financial Corp.[1]	5.500		12/01/2037	25,258,422
55,000	Show Low Bluff, AZ Community Facilities District Special Assessment[1]	5.200		07/01/2017	52,066
1,655,000	Tartesso West, AZ Community Facilities District[1]	5.900		07/15/2032	1,384,921
3,000,000	Verrado, AZ Community Facilities District No. 1[1]	5.350		07/15/2031	2,366,280
4,775,000	Verrado, AZ Community Facilities District No. 1[1]	6.500		07/15/2027	4,460,662
1,775,000	Vistancia, AZ Community Facilities District[1]	6.750		07/15/2022	1,820,138
500,000	Westpark, AZ Community Facilities District[1]	5.250		07/15/2031	389,205

					75,114,956
Arkansas—0.1%
300,000	Arkadelphia, AR Public Education Facilities Board (Ouachita Baptist University)[1]	5.375		03/01/2038	306,108
2,480,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)	6.250		02/01/2038	1,807,226

					2,113,334
California—20.3%
675,000	Adelanto, CA Public Utility Authority[1]	6.750		07/01/2039	696,215
11,095,000	Alum Rock Union, CA Elementary School District[1]	5.000		08/01/2033	11,189,529
855,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.000		09/01/2029	819,483
1,660,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.250		09/01/2040	1,560,749
1,400,000	Antelope Valley, CA Healthcare District[1]	5.250		09/01/2017	1,354,626
20,000	Beaumont, CA Financing Authority, Series B1	5.875		09/01/2023	20,226
7,000,000	CA County Tobacco Securitization Agency	6.500	[4]	06/01/2046	229,110
6,000,000	CA County Tobacco Securitization Agency	6.650	[4]	06/01/2046	169,740
129,820,000	CA County Tobacco Securitization Agency	6.700	[4]	06/01/2050	2,439,318
7,580,000	CA County Tobacco Securitization Agency	7.234	[4]	06/01/2033	707,441
25 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$38,650,000	CA County Tobacco Securitization Agency	7.550%[4]		06/01/2055	$232,673
8,000,000	CA County Tobacco Securitization Agency	7.750	[4]	06/01/2046	181,920
2,715,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125		06/01/2038	1,882,500
9,060,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125		06/01/2038	6,281,932
100,000	CA County Tobacco Securitization Agency (TASC)[1]	5.450		06/01/2028	87,028
10,200,000	CA County Tobacco Securitization Agency (TASC)[1]	5.600		06/01/2036	7,653,774
160,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700		06/01/2046	114,718
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	3,854,500
21,000,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	16,528,890
93,000,000	CA County Tobacco Securitization Agency (TASC)	6.650	[4]	06/01/2046	3,146,190
15,000,000	CA Dept. of Veterans Affairs Home Purchase[2]	4.500		12/01/2023	15,035,850
3,375,000	CA Enterprise Devel. Authority (Sunpower Corp.)[1]	8.500		04/01/2031	3,477,600
4,335,000	CA Golden State Tobacco Securitization Corp.[1]	5.000		06/01/2036	3,014,602
75,970,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	0.000	[5]	06/01/2037	49,461,788
19,135,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	4.500		06/01/2027	16,035,130
6,000,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.125		06/01/2047	4,043,340
414,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.973	[4]	06/01/2047	13,090,680
110,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000	[4]	06/01/2047	789,800
20,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[2]	5.750		07/01/2039	20,291,000
20,000,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center)[2]	5.250		11/15/2046	19,217,142
25,000	CA HFA (Home Mtg.)[1]	5.450		08/01/2033	24,101
590,000	CA Independent Cities Lease Finance Authority (Morgan Hill-Hacienda Valley)[1]	5.950		11/15/2039	543,903
15,000,000	CA M-S-R Energy Authority[1]	7.000		11/01/2034	17,301,600
250,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500		11/01/2039	274,483
8,750,000	CA Public Works[1]	6.625		11/01/2034	9,488,763
2,500,000	CA Public Works (Various Community Colleges)[1]	5.750		10/01/2030	2,562,800
7,000,000	CA Silicon Valley Tobacco Securitization Authority	9.800	[4]	06/01/2036	626,010
2,000,000	CA Statewide CDA (Aspire Public Schools)[1]	6.000		07/01/2040	1,902,660
1,615,000	Chino, CA Community Facilities District Special Tax No. 2005-1[1]	5.000		09/01/2027	1,165,626
5,015,000	Chino, CA Community Facilities District Special Tax No. 2005-1[1]	5.000		09/01/2036	3,205,438
200,000	Chino, CA Community Facilities District Special Tax No. 2009-19-1[1]	6.500		09/01/2029	202,170
500,000	Chino, CA Community Facilities District Special Tax No. 2009-19-1[1]	6.750		09/01/2040	502,655
26 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

California Continued
$2,000,000	Corona-Norco, CA Unified School District Public Financing Authority Special Tax[1]	5.000%		09/01/2036	$1,575,380
560,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625		09/01/2039	564,306
1,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2[1]	5.200		09/01/2027	824,430
2,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2[1]	5.250		09/01/2037	1,509,760
20,000,000	East Bay, CA Municipal Utility District (Water System)[2]	5.000		06/01/2036	20,802,800
970,000	Elk Grove, CA Special Tax Community Facilities District No. 2005-1X1	5.250		09/01/2037	624,166
2,700,000	Foothill, CA De Anza Community College District[1]	5.000		08/01/2036	2,769,471
420,000	Hemet, CA Unified School District[1]	5.050		09/01/2026	378,029
250,000	Hemet, CA Unified School District[1]	5.125		09/01/2036	207,725
500,000	Hemet, CA Unified School District Community Facilities District No. 2005-3[1]	5.750		09/01/2039	412,560
120,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750	[4]	06/01/2047	2,576,400
360,655,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.000	[4]	06/01/2057	2,650,814
345,750,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[4]	06/01/2057	2,541,263
1,000,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 4[1]	5.700		09/01/2034	912,290
175,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2028	172,237
155,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2029	151,976
135,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2030	131,552
150,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2031	145,067
205,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2032	196,710
25,000	Lake Elsinore, CA Public Financing Authority[1]	6.375		10/01/2033	24,489
1,270,000	Lake Elsinore, CA Special Tax[1]	5.150		09/01/2025	1,163,714
1,245,000	Lake Elsinore, CA Special Tax[1]	5.250		09/01/2030	1,098,414
2,450,000	Lake Elsinore, CA Special Tax[1]	5.250		09/01/2035	2,066,526
200,000	Lake Elsinore, CA Special Tax[1]	5.350		09/01/2036	172,994
650,000	Lake Elsinore, CA Unified School District Community Facilities District No. 04-3[1]	5.250		09/01/2029	438,113
1,000,000	Lancaster, CA Financing Authority (School District)[1]	5.000		02/01/2026	674,830
3,950,000	Loma Linda, CA Redevel. Agency Tax Allocation[1]	5.250		07/01/2030	3,657,345
2,000,000	Los Angeles County, CA Community Devel. Properties[1]	5.250		09/01/2042	1,974,240
10,280,000	Los Angeles, CA Community College District[1]	5.000		08/01/2033	10,539,364
680,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750		09/01/2040	634,637
27 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

California Continued
$2,150,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)[1]	7.125%		12/01/2024	$2,177,950
2,000,000	Los Angeles, CA Unified School District[1]	5.200		07/01/2029	2,115,580
1,250,000	Lynwood, CA Redevel. Agency Tax Allocation[1]	7.000		09/01/2031	1,320,238
365,000	Menifee, CA Union School District Special Tax Community Facilities District No. 2006-3[1]	5.000		09/01/2037	287,839
2,500,000	Modesto, CA Special Tax Community Facilities District No. 4[1]	5.150		09/01/2036	1,964,050
5,000,000	Moreno Valley, CA Community Redevel. Agency[1]	5.000		08/01/2032	4,448,350
630,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax[1]	5.000		09/01/2037	507,289
660,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3[1]	5.000		09/01/2027	556,248
1,250,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3[1]	5.000		09/01/2037	954,538
20,000,000	Northern CA Tobacco Securitization Authority (TASC)[1]	5.500		06/01/2045	13,082,000
1,000,000	Novato, CA Redevel. Agency (Hamilton Field Redevel.)[1]	6.750		09/01/2040	1,030,890
3,250,000	Oakland, CA GO1	6.000		01/15/2034	3,472,138
955,000	Orange, CA Community Facilities District Special Tax (Del Rio Public Improvements)[1]	5.750		10/01/2030	931,106
7,000,000	Palomar Pomerado, CA Health Care District COP[1]	6.625		11/01/2029	7,152,880
1,000,000	Palomar Pomerado, CA Health Care District COP[1]	6.750		11/01/2039	1,009,420
365,000	Perris, CA Community Facilities District Special Tax[1]	5.300		09/01/2035	314,561
555,000	Perris, CA Community Facilities District Special Tax No. 2001[1]	5.000		09/01/2026	478,554
1,550,000	Perris, CA Community Facilities District Special Tax No. 2001[1]	5.000		09/01/2037	1,198,879
645,000	Perris, CA Community Facilities District Special Tax No. 2005-1[1]	5.000		09/01/2037	505,364
1,260,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.350		09/01/2036	1,020,575
500,000	Riverside, CA Unified School District Special Tax Community Facilities District No. 15[1]	5.600		09/01/2034	463,280
1,000,000	Romoland, CA School District Special Tax Community Facilities District[1]	5.400		09/01/2036	866,030
345,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)[1]	5.625		09/01/2035	318,915
350,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)[1]	5.750		09/01/2040	322,273
20,390,000	San Diego, CA Unified School District[1]	0.000	[5]	07/01/2048	5,983,446
22,550,000	San Diego, CA Unified School District	5.990	[4]	07/01/2039	3,820,872
15,985,000	San Diego, CA Unified School District	5.990	[4]	07/01/2040	2,534,582
28 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

California Continued
$10,720,000	San Francisco, CA City & County COP[1]	5.000%		10/01/2033	$10,723,109
250,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2041	259,565
400,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2041	414,876
1,620,000	San Gorgonio, CA Memorial Health Care District[1]	7.000		08/01/2027	1,763,548
2,210,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750		06/01/2026	2,235,459
7,000,000	Santa Rosa, CA Rancheria Tachi Yokut Tribe Enterprise[1]	6.625		03/01/2018	6,917,050
32,445,000	Southern CA Tobacco Securitization Authority[1]	5.125		06/01/2046	22,172,913
13,675,000	Southern CA Tobacco Securitization Authority	6.400	[4]	06/01/2046	321,499
47,250,000	Southern CA Tobacco Securitization Authority	7.100	[4]	06/01/2046	1,022,963
11,930,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000		06/01/2037	8,587,572
235,000	Temecula Valley, CA Unified School District Community Facilities District No. 2004[1]	5.000		09/01/2037	195,847
2,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.450		09/01/2026	1,215,700
1,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)[1]	5.500		09/01/2036	566,880
10,500,000	University of California (Regents Medical Center)[2]	5.000		05/15/2037	10,476,585
100,000	Victor Valley, CA Union High School District[1]	5.050		09/01/2025	85,917
1,160,000	Victor Valley, CA Union High School District[1]	5.100		09/01/2035	866,172
2,025,000	Westside, CA Union School District Community Facilities District Special Tax No. 2005-2[1]	5.000		09/01/2036	1,626,035

					431,288,842
Colorado—1.8%
750,000	Arkansas River, CO Power Authority[1]	6.125		10/01/2040	758,573
70,000	CO Andonea Metropolitan District No. 2[1]	6.125		12/01/2025	59,070
1,000,000	CO Andonea Metropolitan District No. 3[1]	6.250		12/01/2035	762,620
2,800,000	CO Arista Metropolitan District[1]	6.750		12/01/2035	2,055,144
4,320,000	CO Broomfield Village Metropolitan District No. 2[1]	6.250		12/01/2032	3,525,250
935,000	CO Central Marksheffel Metropolitan District[1]	7.250		12/01/2029	922,387
500,000	CO Copperleaf Metropolitan District No. 2[1]	5.850		12/01/2026	379,460
625,000	CO Copperleaf Metropolitan District No. 2[1]	5.950		12/01/2036	431,713
500,000	CO Crystal Crossing Metropolitan District[1]	6.000		12/01/2036	347,830
10,000	CO Deer Creek Metropolitan District[1]	5.000		12/01/2026	10,019
125,000	CO E-470 Public Highway Authority	6.814	[4]	09/01/2025	48,771
500,000	CO Educational and Cultural Facilities Authority (Carbon Valley Academy Charter School)[1]	5.625		12/01/2036	392,885
1,500,000	CO Educational and Cultural Facilities Authority (Free Horizon Charter School)[1]	6.125		06/15/2040	1,513,665
29 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Colorado Continued
$500,000	CO Elbert and Highway 86 Metropolitan District[1]	5.750%	12/01/2036	$362,615
1,000,000	CO Elkhorn Ranch Metropolitan District	6.375	12/01/2035	796,500
500,000	CO Fallbrook Metropolitan District[1]	5.625	12/01/2026	394,950
750,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250	12/01/2040	729,503
10,000	CO Health Facilities Authority (Denver Options)[1]	5.375	02/01/2022	8,728
30,000	CO Health Facilities Authority (Denver Options)[1]	5.625	02/01/2032	24,385
10,000	CO Health Facilities Authority (National Jewish Medical & Research Center)[1]	5.375	01/01/2023	9,999
500,000	CO Heritage Todd Creek Metropolitan District[1]	5.500	12/01/2037	344,335
500,000	CO High Plains Metropolitan District[1]	6.250	12/01/2035	381,310
234,000	CO Horse Creek Metropolitan District[1]	5.750	12/01/2036	168,007
500,000	CO Huntington Trails Metropolitan District[1]	6.250	12/01/2036	471,525
456,000	CO International Center Metropolitan District No. 3[1]	6.500	12/01/2035	340,933
500,000	CO Liberty Ranch Metropolitan District	6.250	12/01/2036	379,890
625,000	CO Madre Metropolitan District No. 2[1]	5.500	12/01/2036	380,294
2,770,000	CO Murphy Creek Metropolitan District No. 3[6]	6.000	12/01/2026	1,375,527
2,850,000	CO Murphy Creek Metropolitan District No. 3	6.125	12/01/2035	1,400,348
2,350,000	CO North Pines Metropolitan District[1]	6.750	12/01/2036	1,906,015
1,945,000	CO North Range Metropolitan District No. 1[1]	5.000	12/15/2024	1,589,940
1,250,000	CO North Range Metropolitan District No. 2[1]	5.500	12/15/2018	1,194,450
500,000	CO North Range Metropolitan District No. 2[1]	5.500	12/15/2037	412,845
1,000,000	CO Northwest Metropolitan District No. 3[1]	6.125	12/01/2025	884,340
1,875,000	CO Northwest Metropolitan District No. 3[1]	6.250	12/01/2035	1,577,813
750,000	CO Potomac Farms Metropolitan District[1]	7.250	12/01/2037	555,615
125,000	CO Potomac Farms Metropolitan District[1]	7.625	12/01/2023	118,420
470,000	CO Prairie Center Metropolitan District No. 3[1]	5.250	12/15/2021	414,752
805,000	CO Prairie Center Metropolitan District No. 3[1]	5.400	12/15/2031	636,143
750,000	CO Regency Metropolitan District[1]	5.750	12/01/2036	546,368
15,000	CO Ridges Metropolitan District Mesa County	6.100	10/15/2013	15,047
1,000,000	CO Serenity Ridge Metropolitan District No. 2	7.500	12/01/2034	480,300
270,000	CO Silver Dollar Metropolitan District[1]	5.100	12/01/2030	214,947
500,000	CO Silver Peaks Metropolitan District[1]	5.750	12/01/2036	354,250
1,000,000	CO Sorrell Ranch Metropolitan District[6]	6.750	12/15/2036	882,820
540,000	CO Tallyns Reach Metropolitan District No. 3[1]	5.100	12/01/2026	507,119
500,000	CO Traditions Metropolitan District No. 2[1]	5.750	12/01/2036	414,015
1,129,000	CO Wheatlands Metropolitan District[1]	6.000	12/01/2025	940,784
500,000	CO Wheatlands Metropolitan District[1]	6.125	12/01/2035	381,125
250,000	CO Woodmen Heights Metropolitan District No. 1	6.750	12/01/2020	128,408
4,500,000	CO Woodmen Heights Metropolitan District No. 1	7.000	12/01/2030	2,230,380
175,000	Fairplay, CO Sanitation District[1]	5.250	12/15/2031	140,870
30 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Colorado Continued
$180,000	Jefferson County, CO (Section 14 Metropolitan District)[1]	5.000%		12/01/2018	$188,390
2,570,000	Loveland, CO Special Assessment[1]	5.625		07/01/2029	1,948,034
25,000	Public Authority for CO (Natural Gas Energy)[1]	6.250		11/15/2028	26,611
500,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125		12/01/2034	499,200
30,000	University of Colorado Hospital Authority[1]	5.200		11/15/2017	30,054
20,000	University of Colorado Hospital Authority[1]	5.250		11/15/2022	20,014

					38,015,305
Connecticut—0.3%
75,000	CT Devel. Authority (Church Homes)[1]	5.800		04/01/2021	75,024
785,000	CT H&EFA (Bridgeport Hospital)[1]	6.625		07/01/2018	791,453
25,000	CT H&EFA (Bridgeport Hospital/Bridgeport Hospital Foundation Obligated Group)[1]	5.250		07/01/2015	25,056
10,000	CT H&EFA (DKH)	5.375		07/01/2016	10,032
220,000	CT H&EFA (DKH/CHHC/HNE Obligated Group)[1]	5.375		07/01/2026	220,183
230,000	CT H&EFA (Ethel Walker School)[1]	6.000		07/01/2039	226,012
10,000	CT H&EFA (Lawrence & Memorial Hospital)[1]	5.000		07/01/2013	10,024
10,000	CT H&EFA (Sacred Heart University)[1]	5.000		07/01/2028	9,443
500,000	Georgetown, CT Special Taxing District[6]	5.125		10/01/2036	246,265
10,150,000	Mashantucket, CT Western Pequot Tribe, Series B6	5.750		09/01/2027	3,866,034

					5,479,526
Delaware—0.3%
3,883,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450		07/01/2035	2,676,630
1,000,000	Kent County, DE Student Hsg. (Delaware State University Student Hsg. Foundation)[1]	5.000		07/01/2025	771,760
630,000	Kent County, DE Student Hsg. (Delaware State University Student Hsg. Foundation)[1]	5.000		07/01/2030	451,590
2,310,000	Millsboro, DE Special Obligation (Plantation Lakes)[1]	5.450		07/01/2036	1,635,942

					5,535,922
District of Columbia—0.5%
2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.375		03/01/2031	2,008,240
1,000,000	District of Columbia Center for Strategic & International Studies[1]	6.625		03/01/2041	1,005,910
825,000	District of Columbia Tobacco Settlement Financing Corp.	6.750		05/15/2040	806,471
72,125,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.375	[4]	06/15/2046	1,992,093
400,000	District of Columbia University (Gallaudet University)[1]	5.500		04/01/2034	406,112
6,500,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	1.060	[4]	10/01/2041	4,947,735

					11,166,561
31 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Florida—16.3%
$770,000	Aberdeen, FL Community Devel. District[3]	5.250%	11/01/2015	$401,170
670,000	Aberdeen, FL Community Devel. District[3]	5.500	05/01/2036	331,905
100,000	Alachua County, FL Health Facilities Authority (Shands Teaching Hospital & Clinics/Shands at Lake Shore Obligated Group)[1]	6.750	12/01/2030	108,776
2,000,000	Amelia Concourse, FL Community Devel. District[3]	5.750	05/01/2038	765,580
1,120,000	Arlington Ridge, FL Community Devel. District	5.500	05/01/2036	443,072
105,000	Atlantic Beach, FL Health Care Facilities (Fleet Landing)[1]	6.000	10/01/2029	93,220
1,295,000	Avelar Creek, FL Community Devel. District[1]	5.375	05/01/2036	983,682
435,000	Avignon Villages, FL Community Devel. District[3]	5.300	05/01/2014	108,533
250,000	Avignon Villages, FL Community Devel. District[3]	5.400	05/01/2037	62,375
1,575,000	Bainebridge, FL Community Devel. District[6]	5.500	05/01/2038	938,700
65,000	Baker County, FL Hospital Authority[1]	5.300	12/01/2023	53,824
1,755,000	Bay Laurel Center, FL Community Devel. District[1]	5.450	05/01/2037	1,452,087
1,460,000	Baywinds, FL Community Devel. District[1]	5.250	05/01/2037	738,191
50,000	Boynton Beach, FL Multifamily Hsg. (Clipper Cove Apartments)[1]	5.300	01/01/2023	43,781
1,925,000	Boynton Village, FL Community Devel. District Special Assessment[1]	6.000	05/01/2038	1,354,064
2,450,000	Brevard County, FL Industrial Devel. Revenue (Tuff Florida Tech)[1]	6.500	11/01/2029	2,499,809
11,000,000	Brevard County, FL Industrial Devel. Revenue (Tuff Florida Tech)[1]	6.750	11/01/2039	11,260,150
25,000	Broward County, FL Educational Facilities Authority (Nova Southeastern University)[1]	5.625	04/01/2034	24,419
200,000	Cape Coral, FL Health Facilities Authority (Gulf Care)[1]	5.625	10/01/2027	193,490
380,000	Cape Coral, FL Health Facilities Authority (Gulf Care)[1]	6.000	10/01/2025	380,008
1,280,000	Cascades, FL Groveland Community Devel. District[1]	5.300	05/01/2036	873,984
3,400,000	Chapel Creek, FL Community Devel. District Special Assessment[3]	5.500	05/01/2038	1,120,300
1,500,000	City Center, FL Community Devel. District[3]	6.000	05/01/2038	645,855
1,675,000	Clearwater Cay, FL Community Devel. District[3]	5.500	05/01/2037	637,505
1,245,000	Connerton West, FL Community Devel. District[3]	5.125	05/01/2016	499,245
1,415,000	Copperstone, FL Community Devel. District[1]	5.200	05/01/2038	1,000,419
4,365,000	Creekside, FL Community Devel. District[3]	5.200	05/01/2038	1,831,554
875,000	Crosscreek, FL Community Devel. District[3]	5.500	05/01/2017	328,213
415,000	Crosscreek, FL Community Devel. District[3]	5.600	05/01/2039	155,667
5,620,000	Cypress Creek of Hillsborough County, FL Community Devel. District[1]	5.350	05/01/2037	2,707,323
955,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[1]	8.000	06/01/2022	912,044
10,000	Dania, FL Sales Tax[1]	5.000	10/01/2025	10,000
32 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$25,000	Destin, FL Community Redevel. Agency (Town Center Area)[1]	5.300%	05/01/2027	$20,564
1,735,000	Dupree Lakes, FL Community Devel. District[1]	5.375	05/01/2037	1,371,223
875,000	Durbin Crossing, FL Community Devel. District Special Assessment	5.250	11/01/2015	664,291
280,000	East Homestead FL Community Devel. District[1]	7.250	05/01/2021	281,509
2,400,000	East Homestead, FL Community Devel. District[1]	5.375	05/01/2036	1,748,736
1,290,000	East Homestead, FL Community Devel. District[1]	5.450	05/01/2036	1,089,444
25,000	Enterprise, FL Community Devel. District[1]	5.700	05/01/2029	25,067
655,000	Escambia County, FL Health Facilities Authority[1]	5.950	07/01/2020	677,584
2,345,000	Escambia County, FL Health Facilities Authority (Baptist Manor/Baptist Hospital Obligated Group)[1]	6.000	08/15/2036	2,282,764
10,000	Escambia County, FL Utilities Authority[1]	6.250	01/01/2015	10,796
7,470,000	Fiddler’s Creek, FL Community Devel. District No. 2[3]	6.000	05/01/2038	2,692,188
300,000	FL Capital Trust Agency (AHF Florida LLC)	8.125	10/01/2038	14,439
2,550,000	FL Capital Trust Agency (American Opportunity)[6]	5.875	06/01/2038	637,653
5,665,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[3]	7.000	07/15/2032	2,275,461
1,875,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[3]	8.260	07/15/2038	752,363
750,000	FL Capital Trust Agency (Miami Community Charter School)[1]	7.000	10/15/2040	681,975
10,440,000	FL COP (Dept. of Management Services)[2]	5.250	08/01/2028	10,979,330
15,000	FL Correctional Private Commission (350 Bed Youthful) COP[1]	5.000	08/01/2017	15,173
225,000	FL Gateway Services Community Devel. District (Sun City Center)[1]	6.500	05/01/2033	208,483
1,250,000	FL Higher Educational Facilities Financial Authority (Bethune-Cookman University)[1]	5.375	07/01/2032	1,267,188
1,100,000	FL Lake Ashton II Community Devel. District	5.375	05/01/2036	785,862
1,000,000	FL New Port Tampa Bay Community Devel. District[3]	5.300	11/01/2012	201,100
7,220,000	FL New Port Tampa Bay Community Devel. District[3]	5.875	05/01/2038	1,451,942
500,000	FL Parker Road Community Devel. District	5.350	05/01/2015	285,200
475,000	FL Parker Road Community Devel. District	5.600	05/01/2038	276,906
950,000	FL Principal One Community Devel. District[1]	5.650	05/01/2035	860,282
60,000	FL State Board of Education[1]	5.000	06/01/2024	60,163
3,935,000	Flora Ridge, FL Educational Facilities Benefit District[1]	5.300	05/01/2037	2,993,355
2,065,000	Fontainbleau Lakes, FL Community Devel. District[3]	6.000	05/01/2015	1,487,833
890,000	Fontainbleau Lakes, FL Community Devel. District[3]	6.000	05/01/2038	641,245
521,868	Forest Creek, FL Community Devel. District[6]	5.450	05/01/2036	326,982
150,000	Forest Creek, FL Community Devel. District[1]	5.450	05/01/2036	129,084
3,580,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[3]	5.500	05/01/2038	1,541,906
16,000,000	Greater Orlando, FL Aviation Authority[2]	5.000	10/01/2032	16,323,360
33 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$1,405,000	Harrison Ranch, FL Community Devel. District[1]	5.300%	05/01/2038	$1,137,910
195,000	Heritage Isles, FL Community Devel. District[3]	7.100	10/01/2023	37,538
1,215,000	Heritage Plantation, FL Community Devel. District[6]	5.400	05/01/2037	486,365
10,000	Hialeah, FL Hsg. Authority[1]	5.800	06/20/2033	10,174
310,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A3	5.500	05/01/2036	120,333
565,000	Highlands, FL Community Devel. District[3]	5.000	05/01/2011	282,557
9,300,000	Highlands, FL Community Devel. District[3]	5.550	05/01/2036	4,795,545
745,000	Hillsborough County, FL IDA (Senior Care Group)[1]	6.750	07/01/2029	693,670
25,000	Hillsborough County, FL IDA (Tampa General Hospital)[1]	5.400	10/01/2028	24,860
5,000,000	Hillsborough County, FL IDA (University Community Hospital)[1]	8.000	08/15/2032	7,005,500
855,000	Indigo, FL Community Devel. District	5.750	05/01/2036	467,240
35,000	Jacksonville, FL Health Facilities Authority (Daughters of Charity Health Services of Austin)[1]	5.250	08/15/2027	35,136
25,000	Jacksonville, FL Sales Tax[1]	5.000	10/01/2030	25,024
5,295,000	Keys Cove, FL Community Devel. District	5.500	05/01/2036	4,344,971
220,000	Lake Frances, FL Community Devel. District Special Assessment[3]	5.300	05/01/2037	124,960
75,000	Lakeland, FL Hospital System (Lakeland Regional Medical Center)[1]	5.250	11/15/2025	75,026
250,000	Lakeside Landings, FL Devel. District[3]	5.500	05/01/2038	102,525
4,830,000	Lakewood Ranch, FL Stewardship District[1]	5.500	05/01/2036	3,325,407
3,865,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)[1]	5.400	05/01/2037	2,651,738
4,500,000	Lee County, FL IDA (Cypress Cove Healthpark)[1]	6.750	10/01/2032	3,197,880
500,000	Legends Bay, FL Community Devel. District	5.500	05/01/2014	397,080
500,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	337,870
1,980,000	Lucaya, FL Community Devel. District[1]	5.375	05/01/2035	1,545,331
530,000	Madison County, FL Mtg. (Twin Oaks)[1]	6.000	07/01/2025	488,475
1,775,000	Magnolia Creek, FL Community Devel. District[3]	5.900	05/01/2039	799,638
1,425,000	Magnolia West, FL Community Devel. District Special Assessment	5.350	05/01/2037	784,463
8,805,000	Meadow Pines, FL Community Devel. District Special Assessment[1]	6.250	05/01/2034	7,393,382
50,000	Miami, FL Health Facilities Authority (Catholic Health East)[1]	5.250	11/15/2028	50,307
15,000,000	Miami-Dade County, FL Aviation (Miami International Airport)[2]	5.000	10/01/2041	14,803,350
7,025,000	Miromar Lakes, FL Community Devel. District[1]	6.875	05/01/2035	5,656,319
3,310,000	Miromar Lakes, FL Community Devel. District[1]	7.375	05/01/2032	2,899,891
34 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$3,730,000	Monterey/Congress, FL Community Devel. District Special Assessment[1]	5.375%	05/01/2036	$2,877,770
9,215,000	Moody River, FL Estates Community Devel. District[1]	5.350	05/01/2036	5,557,567
10,655,000	Myrtle Creek, FL Improvement District Special Assessment[1]	5.200	05/01/2037	7,993,061
580,000	Naturewalk, FL Community Devel. District[6]	5.300	05/01/2016	290,406
485,000	Naturewalk, FL Community Devel. District[3]	5.500	05/01/2038	242,840
460,000	Oak Creek, FL Community Devel. District Special Assessment[1]	5.800	05/01/2035	369,086
7,340,000	Oakland, FL Charter School[1]	6.950	12/01/2032	6,926,685
1,345,000	Oakmont Grove, FL Community Devel. District Special Assessment[3]	5.250	05/01/2012	470,212
500,000	Oakmont Grove, FL Community Devel. District Special Assessment[3]	5.400	05/01/2038	174,800
300,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)[1]	8.875	07/01/2021	304,728
800,000	Orange County, FL Health Facilities Authority (GF Orlando/CFGH Obligated Group)[1]	9.000	07/01/2031	815,184
250,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)[1]	5.500	07/01/2032	208,633
10,000,000	Orange County, FL School Board COP[2]	5.500	08/01/2034	10,349,900
450,000	Palace Coral Gables, FL Community Devel. District Special Assessment[1]	5.000	05/01/2032	447,665
1,000,000	Palace Coral Gables, FL Community Devel. District Special Assessment[1]	5.625	05/01/2042	1,010,760
1,250,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[3]	7.000	07/01/2036	375,013
50,000	Palm Beach County Plantation, FL Community Devel. District Special Assessment[1]	6.250	05/01/2034	50,476
125,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)[1]	5.500	12/01/2021	122,104
25,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)[1]	5.625	12/01/2031	22,653
2,005,000	Palm Coast Park, FL Community Devel. District Special Assessment[1]	5.700	05/01/2037	1,202,639
2,300,000	Palm Glades, FL Community Devel. District[1]	5.300	05/01/2036	1,736,155
1,160,000	Palm Glades, FL Community Devel. District Special Assessment[1]	7.250	08/01/2016	1,102,000
460,000	Palm River, FL Community Devel. District[3]	5.150	05/01/2013	183,034
510,000	Palm River, FL Community Devel. District[3]	5.375	05/01/2036	202,929
4,425,000	Palma Sola Trace, FL Community Devel. District[1]	5.750	05/01/2035	3,761,339
2,395,000	Parkway Center, FL Community Devel. District, Series A1	6.125	05/01/2024	2,032,900
2,205,000	Parkway Center, FL Community Devel. District, Series A1	6.300	05/01/2034	1,710,705
1,400,000	Pine Ridge Plantation, FL Community Devel. District[3]	5.400	05/01/2037	893,508
35 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Florida Continued
$1,400,000	Pinellas County, FL Health Facility Authority (St. Mark Village)[1]	5.650%		05/01/2037	$1,152,242
430,000	Poinciana West, FL Community Devel. District Special Assessment[1]	6.000		05/01/2037	363,703
25,000	Port Everglades, FL Authority, Series A1	5.000		09/01/2016	26,277
365,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)[1]	5.350		07/01/2027	300,702
640,000	Portico, FL Community Devel. District[1]	5.450		05/01/2037	300,230
2,670,000	Portofino Cove, FL Community Devel. District Special Assessment[3]	5.250		05/01/2012	1,057,320
490,000	Portofino Cove, FL Community Devel. District Special Assessment[3]	5.500		05/01/2038	194,040
285,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.200		05/01/2017	112,860
980,000	Portofino Landings, FL Community Devel. District Special Assessment[3]	5.400		05/01/2038	388,080
15,330,000	Quarry, FL Community Devel. District[1]	5.500		05/01/2036	12,014,581
10,655,000	Renaissance Commons, FL Community Devel. District, Series A1	5.600		05/01/2036	8,521,230
1,710,000	Reunion East, FL Community Devel. District[6]	5.800		05/01/2036	838,704
6,025,000	Reunion East, FL Community Devel. District, Series A	7.375		05/01/2033	4,194,364
2,405,000	Reunion West, FL Community Devel. District[3]	6.250		05/01/2036	1,247,113
1,470,000	Ridgewood Trails, FL Community Devel. District[6]	5.650		05/01/2038	750,170
2,500,000	River Glen, FL Community Devel. District Special Assessment[3]	5.450		05/01/2038	979,200
1,165,000	Riverwood Estates, FL Community Devel. District Special Assessment[3]	5.350		05/01/2037	201,312
160,000	Rolling Hills, FL Community Devel. District	5.450		05/01/2037	80,080
400,000	Santa Rosa Bay, FL Bridge Authority	6.250		07/01/2028	179,832
4,535,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500		07/01/2040	4,260,360
3,445,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.750		07/01/2030	3,439,281
23,750,000	Sarasota, FL National Community Devel. District Special Assessment[3]	5.300		05/01/2039	7,070,375
2,285,000	Shingle Creek, FL Community Devel. District[3]	6.100		05/01/2025	897,091
6,340,000	Shingle Creek, FL Community Devel. District[3]	6.125		05/01/2037	2,489,084
2,875,000	Six Mile Creek, FL Community Devel. District	5.875	[7]	05/01/2038	934,375
1,985,000	South Bay, FL Community Devel. District[3]	5.125		11/01/2009	635,597
3,750,000	South Bay, FL Community Devel. District[3]	5.375		05/01/2013	816,375
5,400,000	South Bay, FL Community Devel. District[3]	5.950		05/01/2036	1,729,080
2,515,000	St. John’s Forest, FL Community Devel. District, Series A1	6.125		05/01/2034	2,125,477
1,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000		08/01/2045	1,482,825
36 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Florida Continued
$400,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)[1]	5.250%		10/01/2041	$286,060
805,000	Stonegate, FL Community Devel. District[1]	6.000		05/01/2024	797,143
995,000	Stonegate, FL Community Devel. District[1]	6.125		05/01/2034	965,797
2,520,000	Stoneybrook, FL South Community Devel. District[6]	5.800		05/01/2039	1,086,372
695,000	Summerville, FL Community Devel. District[3]	5.500		05/01/2036	314,064
1,900,000	Sweetwater Creek, FL Community Devel. District	5.500	[7]	05/01/2038	855,570
105,000	Tavares, FL Water & Sewer[1]	5.500		10/01/2030	105,058
6,020,000	Tern Bay, FL Community Devel. District[3]	5.000		05/01/2015	1,490,552
500,000	Tern Bay, FL Community Devel. District[3]	5.375		05/01/2037	123,800
4,665,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000		05/01/2036	3,140,758
230,000	Turnbull Creek, FL Community Devel. District Special Assessment[1]	5.250		05/01/2037	146,140
8,965,000	Turnbull Creek, FL Community Devel. District Special Assessment[1]	5.800		05/01/2035	7,002,382
8,840,000	Two Creeks, FL Community Devel. District[1]	5.250		05/01/2037	5,673,335
5,550,000	Verandah East, FL Community Devel. District[1]	5.400		05/01/2037	3,128,702
4,290,000	Verandah, FL Community Devel District[1]	5.250		05/01/2036	3,253,279
1,035,000	Verano Center, FL Community Devel. District[1]	5.375		05/01/2037	570,337
8,935,000	Verona Walk, FL Community Devel. District[1]	5.375		05/01/2037	6,790,600
1,000,000	Villa Portofino East, FL Community Devel. District[1]	5.200		05/01/2037	748,340
2,565,000	Villa Vizcaya, FL Community Devel. District Special Assessment[3]	5.350		05/01/2017	1,293,017
420,000	Villa Vizcaya, FL Community Devel. District Special Assessment[3]	5.550		05/01/2039	211,714
1,575,000	Villages of Westport, FL Community Devel. District	5.700		05/01/2035	896,742
6,680,000	Villagewalk of Bonita Springs, FL Community Devel. District[1]	5.150		05/01/2038	4,218,220
4,860,000	Vista, FL Community Devel. District Special Assessment[1]	5.375		05/01/2037	3,822,050
2,750,000	Volusia County, FL Educational Facility Authority (Embry-Riddle Aeronautical University)[1]	5.000		10/15/2029	2,750,880
1,500,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.125		05/01/2013	446,700
2,470,000	Waterford Estates, FL Community Devel. District Special Assessment[3]	5.500		05/01/2037	735,566
1,250,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.125		11/01/2014	817,213
780,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.375		05/01/2039	388,557
5,755,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.500		05/01/2036	2,981,666
37 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Florida Continued
$2,926,156	Watergrass, FL Community Devel. District Special Assessment[1]	6.960%	11/01/2017	$2,666,079
950,000	Waterlefe, FL Community Devel. District Golf Course[3]	8.125	10/01/2025	19,000
6,390,000	Waters Edge, FL Community Devel. District[1]	5.300	05/01/2036	5,369,261
805,000	Waters Edge, FL Community Devel. District[3]	5.350	05/01/2039	354,683
250,000	Waters Edge, FL Community Devel. District[3]	5.400	05/01/2039	110,150
1,785,000	Waterstone, FL Community Devel. District[3]	5.500	05/01/2018	714,536
540,000	West Villages, FL Improvement District	5.350	05/01/2015	416,761
3,950,000	West Villages, FL Improvement District[3]	5.500	05/01/2037	1,763,280
3,300,000	West Villages, FL Improvement District	5.500	05/01/2038	1,540,341
7,350,000	West Villages, FL Improvement District	5.800	05/01/2036	3,720,203
4,925,000	Westridge, FL Community Devel. District[3]	5.800	05/01/2037	1,871,993
5,840,000	Westside, FL Community Devel. District[3]	5.650	05/01/2037	2,404,912
675,000	World Commerce, FL Community Devel. District Special Assessment[3]	5.500	05/01/2038	237,040
5,145,000	World Commerce, FL Community Devel. District Special Assessment[1]	6.125	05/01/2035	4,395,271
2,800,000	World Commerce, FL Community Devel. District Special Assessment[3]	6.500	05/01/2036	980,000
2,250,000	Wyld Palms, FL Community Devel. District[3]	5.400	05/01/2015	696,375
1,445,000	Wyld Palms, FL Community Devel. District[3]	5.500	05/01/2038	447,228
450,000	Zephyr Ridge, FL Community Devel. District[3]	5.250	05/01/2013	178,920
990,000	Zephyr Ridge, FL Community Devel. District[3]	5.625	05/01/2037	393,624

				345,657,844
Georgia—1.9%
12,990,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)	6.000	07/01/2036	7,144,630
2,470,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)	6.250	07/01/2036	1,358,525
5,000	Atlanta, GA HDC (Bedford Tower)[1]	6.250	01/01/2015	5,016
255,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500	01/01/2031	261,819
1,000,000	Chatham County, GA Hospital Authority (Memorial Health University Medical Center)[1]	5.375	01/01/2026	849,010
250,000	Chatham County, GA Hospital Authority (Memorial Health University Medical Center)[1]	5.500	01/01/2034	199,300
10,000	Clark County, GA Hospital Authority (Athens Regional Medical)[1]	5.250	01/01/2029	10,005
15,000	Dalton, GA Devel. Authority (Hamilton Health Care System)[1]	5.000	08/15/2028	13,295
30,000	Dalton, GA Devel. Authority (Hamilton Health Care System/Hamilton Medical Center Obligated Group)[1]	5.375	08/15/2016	30,043
8,470,000	DeKalb County, GA Devel. Authority Public Purpose[1]	5.500	12/10/2023	8,139,755
38 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Georgia Continued
$10,000	DeKalb County, GA Hsg. Authority (Spring Chase Apartments)[1]	5.400%	11/01/2030	$10,005
3,540,000	East Point, GA (Camp Creek), Series B1	8.000	02/01/2026	3,565,948
5,275,000	East Point, GA (Camp Creek), Series B1	8.000	02/01/2026	5,313,666
100,000	Fulton County, GA Hospital Authority (Northside Hospital)[1]	5.125	10/01/2016	100,137
10,000	Fulton County, GA Hospital Authority (Northside Hospital)	5.375	10/01/2012	10,024
3,000,000	Fulton County, GA Residential Care Facilities (Lenbrook Square Foundation)[1]	5.125	07/01/2042	1,972,590
5,000,000	GA Environmental Loan Acquisition Corp. (Local Water Authority)[1]	5.125	03/15/2031	5,190,000
5,000,000	GA Main Street Natural Gas[1]	5.500	09/15/2026	5,004,750
25,000	GA Municipal Electric Authority[1]	6.600	01/01/2018	28,821
125,000	GA Private Colleges & University Authority (Mercer University)[1]	5.375	06/01/2031	116,273
500,000	Savannah, GA EDA (Skidway Health & Living Services)[1]	7.400	01/01/2024	499,555
25,000	Ware County, GA Hospital Authority (Southeast Health Unit)[1]	6.625	03/01/2017	25,065

				39,848,232
Hawaii—0.0%
750,000	HI Dept. of Budget & Finance Special Purpose (15 Craigside)	9.000	11/15/2044	827,655
Idaho—0.3%
1,000,000	ID Hsg. & Finance Assoc. (Compass Public Charter School)[1]	6.250	07/01/2045	886,820
55,000	ID Hsg. Agency (Multifamily Hsg.)[1]	6.700	07/01/2024	55,071
5,000	ID Hsg. Agency (Single Family Mtg.)[1]	5.800	07/01/2025	5,005
5,360,000	Pocatello, ID Devel. Authority Revenue Allocation Tax Increment, Series A1	6.000	08/01/2028	4,504,008

				5,450,904
Illinois—12.7%
600,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)[1]	5.625	01/01/2018	501,492
1,825,000	Bedford Park, IL Tax[1]	5.125	12/30/2018	1,694,750
235,000	Chicago, IL Midway Airport, Series B1	5.000	01/01/2035	222,430
5,000,000	Chicago, IL O’Hare International Airport[1]	5.625	01/01/2035	5,207,500
6,000,000	Chicago, IL Park District (Harbor Facilities)[2]	5.250	01/01/2037	6,168,120
10,000,000	Chicago, IL Park District (Harbor Facilities)[2]	5.250	01/01/2040	10,249,800
2,400,000	Cook County, IL Community School District GO1	7.125	06/01/2024	2,474,712
949,000	Cortland, IL Special Tax (Sheaffer System)	5.500	03/01/2017	611,526
395,000	Country Club Hills, IL GO1	5.000	12/01/2026	346,703
410,000	Country Club Hills, IL GO1	5.000	12/01/2027	354,937
39 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Illinois Continued
$435,000	Country Club Hills, IL GO1	5.000%	12/01/2028	$372,538
455,000	Country Club Hills, IL GO1	5.000	12/01/2029	385,471
475,000	Country Club Hills, IL GO1	5.000	12/01/2030	398,079
500,000	Country Club Hills, IL GO1	5.000	12/01/2031	415,495
1,040,000	Country Club Hills, IL GO1	5.000	12/01/2032	854,974
168,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.400	03/01/2016	162,758
320,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625	03/01/2036	249,226
1,250,000	Gilberts, IL Special Service Area No. 19 Special Tax (Conservancy)[3]	5.375	03/01/2016	563,625
2,225,000	Harvey, IL GO	5.500	12/01/2027	1,840,609
1,000,000	Harvey, IL GO	5.625	12/01/2032	809,990
5,530,000	Harvey, IL Hotel Motel Tax & Sales (Hotel & Conference Center)[1]	6.875	08/01/2028	4,229,842
65,000	IL Devel. Finance Authority (Community Rehabilitation Providers)[1]	5.700	07/01/2019	56,553
1,920,000	IL Finance Authority (Bethel Terrace Apartments)[1]	5.125	09/01/2025	1,718,669
3,750,000	IL Finance Authority (Franciscan Communities)[1]	5.500	05/15/2027	3,132,113
750,000	IL Finance Authority (Franciscan Communities)[1]	5.500	05/15/2037	572,243
1,010,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2026	766,035
14,660,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2031	10,471,785
1,000,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2036	688,700
155,000	IL Finance Authority (Illinois Institute of Technology)[1]	6.500	02/01/2023	144,432
2,215,000	IL Finance Authority (Illinois Institute of Technology)[1]	7.125	02/01/2034	2,061,966
500,000	IL Finance Authority (Luther Oaks)[1]	5.700	08/15/2028	402,295
500,000	IL Finance Authority (Luther Oaks)[1]	6.000	08/15/2039	387,920
1,000,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[1]	5.125	08/15/2028	760,920
2,108,612	IL Finance Authority (Monarch Landing)[6,8]	7.000	12/01/2027	21
3,584,640	IL Finance Authority (Monarch Landing)[6,8]	7.000	12/01/2037	36
1,750,000	IL Finance Authority (Noble Network Charter Schools)[1]	5.000	09/01/2027	1,350,423
2,000,000	IL Finance Authority (Noble Network Charter Schools)[1]	5.000	09/01/2031	1,462,020
2,745,000	IL Finance Authority (Noble Network Charter Schools)[1]	5.000	09/01/2032	1,991,415
20,000,000	IL Finance Authority (Northwestern Memorial Hospital)[2]	6.000	08/15/2039	21,406,400
100,000	IL Finance Authority (Northwestern Memorial Hospital)[1]	6.000	08/15/2039	102,988
10,190,000	IL Finance Authority (Provena Health)[1]	7.750	08/15/2034	11,239,162
15,000,000	IL Finance Authority (Resurrection Health Care)[2]	5.250	05/15/2029	14,659,650
5,000,000	IL Finance Authority (Resurrection Health)[1]	6.125	05/15/2025	5,145,000
3,250,000	IL Finance Authority (Roosevelt University)[1]	5.500	04/01/2032	3,114,313
1,000,000	IL Finance Authority (Roosevelt University)[1]	5.500	04/01/2037	939,820
40 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Illinois Continued
$5,495,000	IL Finance Authority (Roosevelt University)[1]	5.750%	04/01/2024	$5,612,978
28,415,000	IL Finance Authority (Roosevelt University)[1]	6.500	04/01/2039	28,875,607
5,855,000	IL Finance Authority (Roosevelt University)[1]	6.500	04/01/2044	6,029,889
3,750,000	IL Finance Authority (Sedgebrook)[6,8]	6.000	11/15/2027	38
10,000,000	IL Finance Authority (Sedgebrook)[6,8]	6.000	11/15/2037	100
10,000,000	IL Finance Authority (Sedgebrook)[6,8]	6.000	11/15/2042	100
10,645,000	IL Finance Authority (Silver Cross Hospital and Medical Centers)[1]	7.000	08/15/2044	11,116,041
4,765,000	IL Finance Authority (Swedish Covenant Hospital)[1]	5.750	08/15/2029	4,717,398
1,500,000	IL Finance Authority (The New Admiral at the Lake)[1]	8.000	05/15/2040	1,474,875
2,000,000	IL Finance Authority (The New Admiral at the Lake)[1]	8.000	05/15/2046	1,965,080
3,000,000	IL Finance Authority Student Hsg. (MJH Education Assistance)[3]	5.125	06/01/2035	1,645,560
5,000,000	IL Health Facilities Authority (Covenant Retirement Communities)[1]	5.625	12/01/2032	4,752,500
60,000	IL Health Facilities Authority (Decatur Memorial Hospital)[1]	5.375	11/15/2021	60,061
70,000	IL Health Facilities Authority (EMH/EMHH/EMHS Obligated Group)[1]	5.625	01/01/2028	67,846
10,000	IL Health Facilities Authority (Holy Family Medical Center)[1]	5.000	08/15/2027	8,318
35,000	IL Health Facilities Authority (Holy Family Medical Center)[1]	5.125	08/15/2022	31,658
75,000	IL Health Facilities Authority (Loyola University)[1]	5.000	07/01/2024	75,088
15,000	IL Health Facilities Authority (Northwestern Medical Faculty Foundation)[1]	5.125	11/15/2028	14,280
80,000	IL Health Facilities Authority (Rockford Memorial Hospital/Rockford Memorial Health Services Corp. Obligated Group)[1]	5.000	08/15/2021	69,798
25,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)[2]	5.250	06/15/2050	24,096,750
15,000,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)[2]	5.500	06/15/2050	15,025,050
330,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)[1]	5.500	06/15/2050	330,551
50,000	Lake County, IL HFC, Series A1	6.700	11/01/2014	50,180
4,431,000	Lakemoor Village, IL Special Tax[1]	5.000	03/01/2027	3,793,202
2,725,000	Lincolnshire, IL Special Service Area No. 1 Special Tax (Sedgebrook)[1]	6.250	03/01/2034	2,359,332
500,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)[1]	5.500	01/01/2036	346,025
1,455,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[3]	6.125	03/01/2040	583,310
41 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Illinois Continued
$480,000	Markham, IL GO1	5.750%	02/01/2028	$470,486
1,185,000	Plano, IL Special Service Area No. 5[1]	6.000	03/01/2036	980,955
500,000	Southwestern IL Devel. Authority (Eden Retirement Center)[1]	5.850	12/01/2036	328,280
5,200,000	Southwestern IL Devel. Authority (Local Government Programming)[1]	7.000	10/01/2022	5,016,284
2,110,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625	11/01/2026	1,602,819
30,000	Springfield, IL Water[1]	5.400	03/01/2015	30,109
3,000,000	University of Illinois (Auxiliary Facilities System)[1]	5.125	04/01/2036	3,004,320
4,500,000	University of Illinois (Auxiliary Facilities System)[1]	5.250	04/01/2041	4,528,485
12,000,000	University of Illinois (Auxiliary Facilities System)[2]	5.750	04/01/2038	12,578,400
1,975,000	Vernon Hills, IL Tax Increment (Town Center)[1]	6.250	12/30/2026	1,715,722
970,000	Volo Village, IL Special Service Area (Lancaster Falls)[1]	5.750	03/01/2036	769,724
3,887,000	Volo Village, IL Special Service Area (Remington Pointe)[1]	6.450	03/01/2034	3,392,535
1,785,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)[1]	5.875	03/01/2036	1,564,017
1,634,000	Yorkville, IL United City Special Services Area Special Tax (Raintree Village II)[1]	6.250	03/01/2035	897,066

				270,670,273
Indiana—1.8%
1,600,000	Anderson, IN Redevel. District[1]	6.000	02/01/2026	1,663,120
1,700,000	Carmel, IN Redevel. District COP[1]	6.500	07/15/2035	1,628,447
6,300,000	Carmel, IN Redevel. District COP[1]	7.750	01/15/2030	6,817,230
5,075,000	Carmel, IN Redevel. District COP[1]	8.000	01/15/2035	5,488,663
1,000,000	Hammond, IN Local Public Improvement District[1]	6.500	08/15/2030	1,018,040
1,000,000	Hammond, IN Local Public Improvement District[1]	6.750	08/15/2035	1,016,520
5,325,000	IN Finance Authority (King’s Daughters Hospital)[1]	5.500	08/15/2045	4,730,464
325,000	IN Finance Authority Educational Facilities (Irvington Community)[1]	9.000	07/01/2039	374,228
30,000	IN Health Facility Financing Authority (Community Hospital of Anderson)[1]	6.000	01/01/2023	30,037
15,000	IN Health Facility Financing Authority (Deaconess Hospital)[1]	5.500	03/01/2029	15,003
5,000,000	Indianapolis, IN Local Public Improvement Bond Bank[1]	5.750	01/01/2038	5,272,700
1,000,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	5.750	07/01/2030	1,003,410
3,785,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	6.000	07/01/2040	3,759,073
2,000,000	Indianapolis, IN Multifamily Hsg. (Stonekey Apartments)[1]	7.000	02/01/2039	2,074,380
55,000	Marion County, IN Convention & Recreational Facilities Authority[1]	5.000	06/01/2027	55,003
4,750,000	North Manchester, IN (Estelle Peabody Memorial Home)[3]	7.125	07/01/2022	1,657,228
42 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Indiana Continued
$2,250,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500%	07/01/2022	$2,076,188
65,000	St. Joseph County, IN Economic Devel. (Madison Center)[1]	5.500	02/15/2021	63,167

				38,742,901
Iowa—2.3%
1,000,000	Dickinson County, IA Hsg. (Spirit Lake)[1]	5.875	12/01/2036	808,620
25,000	Hills, IA (Mercy Hospital)[1]	5.000	08/15/2028	25,007
750,000	IA Finance Authority (Amity Fellowserve)[1]	6.500	10/01/2036	644,573
400,000	IA Finance Authority (Boys & Girls Home and Family Services)	5.900	12/01/2028	259,796
500,000	IA Finance Authority Retirement Community (Friendship Haven)[1]	5.750	11/15/2019	500,025
480,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[1]	5.375	06/01/2025	349,238
7,975,000	IA Tobacco Settlement Authority[1]	5.375	06/01/2038	6,064,828
9,500,000	IA Tobacco Settlement Authority[1]	5.500	06/01/2042	7,128,135
43,520,000	IA Tobacco Settlement Authority (TASC)[1]	5.625	06/01/2046	32,589,517

				48,369,739
Kansas—0.2%
1,285,000	Hays, KS Sales Tax[1]	6.000	01/01/2025	1,151,578
95,000	La Cygne, KS Pollution Control (Kansas Gas & Electric Company)[1]	5.100	03/01/2023	95,105
633,000	Overland Park, KS Transportation Devel. District (Grass Creek)[1]	4.850	09/01/2016	610,193
2,435,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)[1]	4.900	04/01/2024	1,809,351
25,000	Topeka, KS Economic Devel. (YMCA of Topeka)[1]	7.250	09/01/2022	24,764

				3,690,991
Kentucky—0.0%
30,000	Jefferson County, KY Health Facilities (Alliant Health System)[1]	5.125	10/01/2027	29,226
75,000	Jefferson County, KY Health Facilities (University Medical Center)[1]	5.250	07/01/2022	75,045
970,000	Kenton County, KY Airport (Delta Airlines)[3]	8.000	12/01/2015	10
80,000	KY Hsg. Corp.[1]	5.200	07/01/2022	80,331
15,000	Springfield, KY Educational Devel. (St. Catherine College)[1]	5.750	10/01/2035	14,177

				198,789
Louisiana—2.3%
8,280,000	LA HFA (La Chateau)[1]	6.875	09/01/2029	8,630,741
5,000,000	LA HFA (La Chateau)[1]	7.250	09/01/2039	5,197,600
43 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Louisiana Continued
$2,000,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250%	09/01/2018	$969,160
35,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2035	16,805
3,085,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.500	09/01/2022	1,485,119
1,000,000	LA Local Government EF&CD Authority (Bellemont Apartments)[1]	6.000	09/01/2022	889,700
1,750,000	LA Local Government EF&CD Authority (Bellemont Apartments)[1]	6.000	09/01/2027	1,452,745
3,925,000	LA Local Government EF&CD Authority (Bellemont Apartments)[1]	6.000	09/01/2035	3,013,537
585,000	LA Local Government EF&CD Authority (Bellemont Apartments)[1]	7.500	09/01/2016	558,622
1,240,000	LA Local Government EF&CD Authority (Capital Projects and Equipment)[1]	6.550	09/01/2025	1,247,738
25,000	LA Public Facilities Authority (Dillard University)[1]	5.300	08/01/2026	26,281
19,250,000	LA Public Facilities Authority (OLOLRMC/OLOLMC Obligated Group)[1]	6.750	07/01/2039	20,880,283
45,000	LA Public Facilities Authority (Touro Infirmary)[1]	5.500	08/15/2019	45,007
2,480,000	LaFourche Parish, LA Hsg. Authority (City Place II)[1]	6.700	01/20/2040	2,606,827
2,500,000	Lakeshore Villages, LA Master Community Devel. District[6]	5.250	07/01/2017	1,251,250
20,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[1]	5.000	07/15/2025	19,241
75,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[1]	5.000	07/15/2027	68,588
140,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[1]	5.500	07/15/2018	140,123
290,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[1]	5.600	07/15/2025	288,605
40,000	New Orleans, LA Public Improvement District[1]	5.125	12/01/2026	40,044
160,000	Pointe Coupee Parish, LA Pollution Control (Gulf State Utilities Company)[1]	6.700	03/01/2013	160,136

				48,988,152
Maine—0.3%
2,000,000	ME H&HEFA (Maine General Medical Center)[9]	6.750	07/01/2036	2,007,020
5,000,000	ME H&HEFA (Maine General Medical Center)[9]	7.500	07/01/2032	5,395,200

				7,402,220
Maryland—0.4%
10,000	Baltimore, MD Wastewater[1]	5.125	07/01/2042	10,052
25,000	MD EDC Student Hsg. (Allegheny College Hsg.)[1]	5.750	09/01/2020	22,273
40,000	MD EDC Student Hsg. (Allegheny College Hsg.)[1]	6.000	09/01/2032	31,671
4,900,000	MD EDC Student Hsg. (Bowie State University)[1]	5.375	06/01/2033	4,086,796
620,000	MD EDC Student Hsg. (Collegiate Hsg. Foundation)[1]	5.750	06/01/2029	619,963
520,000	MD EDC Student Hsg. (Collegiate Hsg. Foundation)[1]	6.000	06/01/2030	508,482
44 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Maryland Continued
$50,000	MD EDC Student Hsg. (Morgan State University)[1]	6.000%	07/01/2034	$45,224
2,000,000	MD EDC Student Hsg. (University of Maryland)[1]	5.625	10/01/2023	1,477,840
65,000	MD EDC Student Hsg. (University Village at Sheppard Pratt)[1]	6.000	07/01/2033	56,396
65,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.375	07/01/2020	65,086
979,000	Prince Georges County, MD Special District (Victoria Falls)[1]	5.250	07/01/2035	840,941
750,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)	5.250	01/01/2037	454,253

				8,218,977
Massachusetts—0.1%
100,000	MA Devel. Finance Agency (Boston Biomedical Research)[1]	5.750	02/01/2029	88,834
260,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500	01/01/2035	227,516
20,000	MA Devel. Finance Agency (Linden Ponds)[1]	5.750	11/15/2035	11,174
2,445,000	MA Devel. Finance Agency (Linden Ponds)	5.750	11/15/2042	1,304,872
40,000	MA Devel. Finance Agency (Northern Berkshire Community Services)	6.250	08/15/2029	17,896
50,000	MA Devel. Finance Agency (Orchard Cove)[1]	5.250	10/01/2037	37,247
25,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250	07/01/2023	25,009
450,000	MA H&EFA (North Adams Regional Hospital)[3]	6.625	07/01/2018	201,326
225,000	MA H&EFA (Tufts Medical Center)[1]	5.000	05/15/2022	233,683
55,000	MA H&EFA (VC/TC/FRS/VCS Obligated Group)[1]	5.300	11/15/2028	50,443
265,000	MA Industrial Finance Agency (Avon Associates)[1]	5.375	04/01/2020	265,262

				2,463,262
Michigan—2.8%
30,000	Clare County, MI Sewer Disposal System[1]	5.850	11/01/2021	30,752
680,000	Detroit, MI GO1	5.250	04/01/2016	625,063
10,000	Detroit, MI Local Devel. Finance Authority[1]	5.500	05/01/2021	6,170
2,250,000	Detroit, MI Sewer Disposal System[1]	6.500	07/01/2024	2,516,783
2,850,000	Detroit, MI Sewer Disposal System[1]	7.500	07/01/2033	3,365,394
155,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375	07/01/2018	152,404
2,200,000	Grand Traverse Academy, MI Public School Academy[1]	4.625	11/01/2027	1,692,834
1,000,000	Grand Traverse Academy, MI Public School Academy[1]	4.750	11/01/2032	735,280
500,000	Grand Traverse Academy, MI Public School Academy[1]	5.000	11/01/2022	436,380
3,500,000	Grand Traverse County, MI Hospital Authority (Munson Healthcare)[9]	5.375	07/01/2035	3,419,255
300,000	Highland Park, MI Building Authority[1]	7.750	05/01/2018	316,428
50,000	Howell, MI Public Schools[1]	5.000	05/01/2025	50,423
4,000,000	Kent, MI Hospital Finance Authority (Spectrum Health)[1]	5.000	11/15/2029	4,051,120
45 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Michigan Continued
$2,000,000	Lansing, MI Board of Water & Light Utility System[1]	5.000%		07/01/2037	$2,028,840
600,000	MI Finance Authority (Old Redford Public School Academy)[1]	5.900		12/01/2030	558,756
600,000	MI Finance Authority (Old Redford Public School Academy)[1]	6.500		12/01/2040	575,712
155,000	MI Hospital Finance Authority (BGH/ZHCC/BCCC/CEMS Obligated Group)[1]	5.000		02/15/2018	155,037
10,000	MI Hospital Finance Authority (OHC/OUH Obligated Group)[1]	5.000		08/15/2018	10,017
75,000	MI Hospital Finance Authority (OHC/OUH Obligated Group)[1]	5.000		08/15/2031	75,005
10,000	MI Hospital Finance Authority (Sisters of Mercy Health System)[1]	5.250		08/15/2021	10,039
14,600,000	MI Hospital Finance Authority (Trinity Health)[2]	6.125		12/01/2023	16,486,028
15,000	MI Hsg. Devel. Authority (Walled Lake Villa)[1]	6.000		04/15/2018	15,032
340,000	MI John Tolfree Health System Corp.[1]	6.000		09/15/2023	286,392
1,155,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	1,045,679
11,031,527	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	5.850		08/31/2027	9,165,434
476,250	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875		08/31/2028	428,554
1,323,000,000	MI Tobacco Settlement Finance Authority	9.838	[4]	06/01/2058	8,176,140
250,000	Monroe County, MI Hospital Finance Authority (Mercy Memorial Hospital Corp.)[1]	5.500		06/01/2035	225,753
120,000	Mount Clemens, MI Hsg. Corp. (FHA Section 8), Series A1	6.600		06/01/2022	120,215
40,000	Northern MI University[1]	5.000		12/01/2025	40,014
15,000	Oakland County, MI Sewer Disposal (White Lake Township)[1]	6.000		05/01/2013	15,161
400,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375		11/01/2030	324,892
1,325,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625		11/01/2035	1,066,599
405,000	Pontiac, MI Tax Increment Finance Authority	6.250		06/01/2022	264,169
40,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)[1]	5.250		11/15/2031	39,554
10,000	Royal Oak, MI Hospital Finance Authority (William Beaumont Hospital)[1]	5.250		11/15/2035	9,602
85,000	Wayne County, MI Building Authority[1]	5.250		06/01/2016	85,326

					58,606,236
46 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Minnesota—0.6%
$885,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)[1]	5.375%	02/15/2032	$674,335
1,260,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)[1]	5.700	07/01/2042	947,646
610,000	Minneapolis, MN Tax Increment (St. Anthony Falls)[1]	5.750	02/01/2027	557,381
980,000	Mound, MN Hsg. & Redevel. Authority (Metroplaines)[1]	5.000	02/15/2027	925,296
1,615,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.000	02/01/2031	1,266,951
250,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.375	08/01/2021	233,378
1,500,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.625	02/01/2031	1,276,695
141,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)[1]	6.250	03/01/2029	134,350
6,744,000	St. Paul, MN Hsg. & Redevel. Authority (Upper Landing)[1]	7.000	03/01/2029	6,649,651
360,000	St. Paul, MN Port Authority (Great Northern)[1]	6.000	03/01/2030	328,428

				12,994,111
Mississippi—0.2%
80,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	5.750	07/01/2031	80,018
45,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	6.200	07/01/2018	45,088
60,000	Lowndes County, MS Solid Waste Disposal & Pollution Control (Weyerhaeuser Company)[1]	6.800	04/01/2022	63,766
965,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750	12/01/2024	977,555
5,145,000	MS Home Corp. (Valley State Student Hsg.)	5.500	12/01/2035	2,835,873
1,150,000	MS Hospital Equipment & Facilities Authority (Southwest Mississippi Regional Medical Center)[1]	5.750	04/01/2023	1,125,068

				5,127,368
Missouri—3.5%
95,000	Bates County, MO Hospital (Bates County Memorial Hospital)[1]	5.650	03/01/2021	94,997
200,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.625	03/01/2025	172,656
310,000	Branson Hills, MO Infrastructure Facilities[1]	5.000	04/01/2013	301,763
250,000	Branson Hills, MO Infrastructure Facilities[1]	5.500	04/01/2027	166,998
900,000	Branson, MO IDA (Branson Hills Redevel.)[1]	5.750	05/01/2026	760,743
365,000	Branson, MO IDA (Branson Hills Redevel.)[1]	7.050	05/01/2027	326,609
1,760,000	Branson, MO IDA (Branson Landing)[1]	5.250	06/01/2021	1,586,323
7,800,000	Branson, MO IDA (Branson Shoppe Redevel.)[1]	5.950	11/01/2029	6,580,002
675,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[1]	5.875	12/01/2031	496,031
47 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Missouri Continued
$400,000	Chillicothe, MO Tax Increment (South U.S. 65)[1]	5.500%		04/01/2021	$368,064
400,000	Chillicothe, MO Tax Increment (South U.S. 65)[1]	5.625		04/01/2027	341,332
250,000	Cottleville, MO COP	5.100		08/01/2023	245,448
765,000	Hawk Ridge, MO Transportation Devel. District[1]	4.650		02/01/2017	664,770
3,840,000	Hawk Ridge, MO Transportation Devel. District[1]	5.000		02/01/2030	2,267,174
13,500,000	Hazelwood, MO Transportation Devel. District (370/Missouri Bottom Road/Tausig Road)[1]	7.200		05/01/2033	12,855,915
2,575,000	Independence, MO 39th Street Transportation[1]	6.875		09/01/2032	2,418,517
1,050,000	Kansas City, MO Tax Increment (Briarcliff West)[1]	5.150		06/01/2016	1,044,866
1,250,000	Kansas City, MO Tax Increment (Briarcliff West)[1]	5.400		06/01/2024	1,082,275
800,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)[1]	6.500		06/01/2025	800,568
2,880,000	Kansas City, MO Tax Increment (Southtown)[1]	6.000		03/01/2017	2,867,674
515,000	Lees Summit, MO IDA (Kensington Farms)[1]	5.500		03/01/2021	465,668
250,000	Lees Summit, MO IDA (Kensington Farms)[1]	5.750		03/01/2029	206,775
790,000	Liberty, MO Tax Increment (Liberty Triangle)[1]	5.875		10/01/2029	692,696
2,100,000	Maplewood, MO Tax (Maplewood South Redevel.)[1]	5.750		11/01/2026	1,838,172
355,000	MO Grindstone Plaza Transportation Devel. District[1]	5.500		10/01/2031	242,497
5,000	MO H&EFA (FHS/FNH Obligated Group)[1]	5.375		02/15/2014	5,016
10,280,678	MO Hanley/Eager Road Transportation Devel. District, Series A	7.750	[4]	12/01/2023	4,022,315
234,000	Northwoods, MO Transportation Devel. District[1]	5.850		02/01/2031	185,115
1,675,000	Osage Beach, MO Tax Increment (Prewitts Point)[1]	4.800		05/01/2016	1,633,762
1,500,000	Osage Beach, MO Tax Increment (Prewitts Point)[1]	5.000		05/01/2023	1,264,275
350,000	Ozark Centre, MO Transportation Devel. District[1]	5.375		09/01/2032	282,835
1,500,000	Raymore, MO Tax Increment[1]	5.375		03/01/2020	1,164,990
2,750,000	Raymore, MO Tax Increment[1]	5.625		03/01/2028	1,793,110
2,500,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax[1]	5.625		11/01/2025	2,261,750
6,750,000	St. Joseph, MO IDA (Living Community of St. Joseph)[1]	7.000		08/15/2032	6,156,878
1,000,000	St. Joseph, MO IDA, Series B1	5.375		11/01/2023	912,150
905,000	St. Joseph, MO IDA, Series B1	5.500		11/01/2027	798,337
1,700,000	St. Louis, MO IDA (Southtown Redevel.)[1]	5.125		05/01/2026	1,544,688
481,000	St. Louis, MO Tax Increment (1505 Missouri Avenue Redevel.)	6.000		08/04/2025	396,960
846,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)[1]	6.000		08/21/2026	693,585
1,879,000	St. Louis, MO Tax Increment (1619 Washington Redevel.)	5.500		03/09/2027	1,437,942
662,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500		05/29/2028	507,079
545,000	St. Louis, MO Tax Increment (Printers Lofts)	6.000		08/21/2026	432,768
500,000	St. Louis, MO Tax Increment (Washington East Condominiums)[1]	5.500		01/20/2028	383,250
48 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

Missouri Continued
$802,000	St. Louis, MO Tax Increment (Washington East Condominiums)[1]	5.500%		01/20/2028	$630,035
1,080,000	St. Louis, MO Tax Increment Financing (Ludwig Lofts)[1]	6.690		04/21/2029	925,204
373,000	St. Louis, MO Tax Increment Financing, Series A	5.500		09/02/2028	282,932
3,255,000	St. Louis, MO Tax Increment, Series A1	6.600		01/21/2028	2,804,475
620,000	Stone Canyon, MO Improvement District (Infrastructure)[1]	5.700		04/01/2022	501,561
320,000	Stone Canyon, MO Improvement District (Infrastructure)[1]	5.750		04/01/2027	236,714
365,000	Suemandy, MO Mid-Rivers Community Improvement District[1]	7.000		10/01/2019	371,300
950,000	Suemandy, MO Mid-Rivers Community Improvement District[1]	7.500		10/01/2029	954,446
35,000	University of Missouri (System Facilities)	5.000		11/01/2018	35,123
1,000,000	University Place, MO Transportation Devel. District[1]	5.000		03/01/2026	736,690
2,500,000	University Place, MO Transportation Devel. District[1]	5.000		03/01/2032	1,672,050

					73,915,868
Montana—0.4%
11,710,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[1]	0.000	[5]	09/01/2031	7,576,721
375,000	MT Facilities Finance Authority (St. John’s Lutheran)[1]	6.000		05/15/2025	344,603

					7,921,324
Nebraska—0.3%
2,915,000	NE Educational Facilities Authority (Midland Lutheran College)[1]	5.600		09/15/2029	2,179,137
1,150,000	NE Educational Finance Authority (Concordia University)[1]	5.000		10/01/2037	964,551
2,200,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)[1]	8.750		10/01/2020	2,216,786
40,000	Scotts Bluff County, NE Hospital Authority (Regional West Medical Center)[1]	5.250		11/15/2028	40,000

					5,400,474
Nevada—3.1%
15,000,000	Clark County, NV Airport[2]	5.750		07/01/2042	15,602,850
325,000	Clark County, NV Improvement District[1]	5.000		02/01/2026	259,786
260,000	Clark County, NV Improvement District[1]	5.050		02/01/2031	195,094
20,000,000	Clark County, NV Water Reclamation District[2]	5.250		07/01/2038	20,753,400
5,105,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)	6.850	[4]	01/01/2019	850,136
1,000,000	Director of the State of NV Dept. of Business & Industry (Las Ventanas Retirement)[3]	7.000		11/15/2034	539,790
1,150,000	Las Vegas, NV Local Improvement Bonds[1]	6.250		06/01/2024	1,091,557
6,200,000	Las Vegas, NV Paiute Tribe, Series A1	6.625		11/01/2017	4,928,628
49 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Nevada Continued
$1,615,000	Las Vegas, NV Special Improvement District (Sumerlin Village)[1]	5.875%		06/01/2021	$1,494,731
9,270,000	Las Vegas, NV Special Improvement District (Sumerlin Village)[1]	6.125		06/01/2031	7,796,255
80,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.200		08/01/2016	68,678
130,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.250		08/01/2017	107,545
265,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.300		08/01/2018	214,732
595,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1]	5.850		08/01/2018	569,641
965,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1]	6.000		08/01/2023	846,874
515,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1]	6.000		08/01/2027	429,016
735,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1]	6.150		08/01/2037	571,404
25,000	Reno, NV Capital Improvement[1]	5.125		06/01/2026	24,973
3,035,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[1]	6.400		06/01/2020	3,044,651
7,420,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[1]	6.700		06/01/2028	7,130,175

					66,519,916
New Hampshire—2.9%
305,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.650	[4]	01/01/2029	48,080
3,220,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.700	[4]	01/01/2030	452,571
495,000	Manchester, NH Hsg. & Redevel. Authority, Series B	6.000	[4]	01/01/2023	152,307
1,000,000	Manchester, NH Hsg. & Redevel. Authority, Series B	6.750		01/01/2015	935,700
425,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875		10/01/2039	433,045
120,000	NH H&EFA (Catholic Medical Center)[1]	6.125		07/01/2032	120,677
4,010,000	NH H&EFA (Franklin Pierce College)[1]	6.050		10/01/2034	3,340,651
1,235,000	NH H&EFA (LRG Healthcare)[1]	5.500		10/01/2034	1,270,494
21,000,000	NH H&EFA (LRG Healthcare)[2]	7.000		04/01/2038	24,144,540
22,000,000	NH H&EFA (LRG Healthcare)[2]	5.500		10/01/2034	22,632,280
1,980,000	NH H&EFA (Portsmouth Christian Academy)[1]	5.750		07/01/2023	1,669,833
6,115,000	NH H&EFA (Portsmouth Christian Academy)[1]	5.850		07/01/2033	4,608,081
40,000	NH H&EFA (St. Joseph Hospital/Youville House/Cove)[1]	5.500		07/01/2034	39,638
1,270,000	NH HE&HFA (Franklin Pierce College)[1]	5.300		10/01/2028	1,022,426

					60,870,323
New Jersey—3.2%
5,610,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)[1]	6.300		07/01/2023	5,011,974
50 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

New Jersey Continued
$8,680,000	NJ Tobacco Settlement Financing Corp.[1]	4.625%	06/01/2026	$6,960,058
8,275,000	NJ Tobacco Settlement Financing Corp.[1]	4.750	06/01/2034	5,708,757
45,240,000	NJ Tobacco Settlement Financing Corp.[1]	5.000	06/01/2029	35,751,815
10,600,000	NJ Transportation Trust Fund Authority[1]	5.250	06/15/2031	10,958,492
2,000,000	NJ Transportation Trust Fund Authority[1]	5.500	06/15/2041	2,092,160
1,000,000	NJ Transportation Trust Fund Authority[1]	6.000	06/15/2035	1,111,330

				67,594,586
New Mexico—0.6%
1,495,000	Cabezon, NM Public Improvement District[1]	6.300	09/01/2034	1,294,984
6,115,000	Eldorado, NM Area Water and Sanitation District[1]	6.000	02/01/2023	5,516,464
20,000	Farmington, NM Hospital (San Juan Medical Center/Interface, Inc. Obligated Group)[1]	5.000	06/01/2016	20,029
500,000	Mariposa East, NM Public Improvement District[1]	6.000	09/01/2032	374,390
300,000	Montecito Estates, NM Public Improvement District[1]	7.000	10/01/2037	261,408
3,380,000	NM Educational Assistance Foundation[1]	5.900	09/01/2031	3,380,913
25,000	NM Finance Authority (Workers Compensation Administration Building)[1]	5.600	09/01/2014	25,080
1,925,000	NM Trails Public Improvement District[1]	7.750	10/01/2038	1,736,138
5,000	Santa Fe, NM Educational Facilities (St. John’s College)[1]	5.500	03/01/2024	5,015
100,000	Santa Fe, NM Educational Facilities (St. John’s College)[1]	5.500	03/01/2024	94,943

				12,709,364
New York—4.8%
4,000,000	NY MTA, Series B1	5.000	11/15/2033	4,030,840
19,080,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2037	19,549,368
5,000,000	NY Triborough Bridge & Tunnel Authority[1]	5.000	11/15/2038	5,142,700
19,665,000	NYC GO2	5.375	04/01/2036	20,698,790
4,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2032	4,224,880
20,000,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2036	20,419,400
5,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2036	5,104,850
5,500,000	NYC Transitional Finance Authority[1]	5.000	02/01/2035	5,730,230
10,000,000	NYS DA (St. Mary’s Hospital for Children)[1]	7.875	11/15/2041	9,624,300
4,000,000	NYS DA (State University of New York)[1]	5.000	07/01/2040	4,085,040
4,000,000	NYS UDC (State Personal Income Tax Authority)[1]	5.000	03/15/2037	4,103,240

				102,713,638
North Carolina—0.0%
20,000	NC Medical Care Commission (ARC/HDS Alamance Hsg. Corp.)[1]	5.800	10/01/2034	20,013
625,000	NC Medical Care Commission Retirement Facilities (Village at Brookwood)[1]	5.250	01/01/2032	480,488

				500,501
51 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

North Dakota—0.0%
$40,000	Williston, ND Water Utility	5.100%		05/01/2013	$40,118
Ohio—6.3%
3,440,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[1]	5.750		06/01/2031	3,399,614
2,250,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[1]	6.000		06/01/2045	2,205,113
20,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	0.000	[5]	06/01/2037	14,411,400
13,960,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.125		06/01/2024	11,445,804
2,555,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.375		06/01/2024	2,147,452
20,820,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.750		06/01/2034	15,744,709
20,360,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875		06/01/2030	16,017,823
970,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.251	[4]	06/01/2047	29,500,741
743,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[4]	06/01/2052	12,006,880
2,000,000	Butler County, OH Hospital Facilities (UC Health)[1]	5.750		11/01/2040	1,920,600
2,165,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	6.000		11/01/2038	1,831,547
3,000,000	Cincinnati, OH Water System[9]	5.000		12/01/2036	3,131,580
40,000	Cleveland, OH Airport System[1]	5.000		01/01/2031	39,485
170,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments)[1]	7.000		06/01/2018	170,044
15,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500		02/15/2027	15,001
295,000	Glenwillow Village, OH GO1	5.875		12/01/2024	306,768
25,000	Greene County, OH Economic Devel. (YMCA)[1]	6.000		12/01/2023	18,657
1,000,000	Greene County, OH University Hsg. (Central State University)[1]	5.375		09/01/2022	743,900
1,500,000	Greene County, OH University Hsg. (Central State University)[1]	5.625		09/01/2032	985,275
1,000,000	Greene County, OH Universtiy Hsg. (Central State University)[1]	5.500		09/01/2027	691,830
1,225,000	Grove City, OH Tax Increment Financing[1]	5.125		12/01/2016	1,218,140
2,500,000	Grove City, OH Tax Increment Financing[1]	5.375		12/01/2031	2,011,850
1,020,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)[1]	5.000		12/01/2022	877,129
150,000	Lucas County, OH Health Care Facilities (Sunset Retirement Communities)[1]	6.625		08/15/2030	150,075
2,000,000	OH GO COP[1]	5.000		09/01/2030	2,137,700
52 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$4,500,000	OH Higher Education Facility Commission (Ashland University)[1]	6.250%	09/01/2024	$4,536,900
3,075,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[6]	6.300	02/15/2024	2,075,318
5,860,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[6]	6.400	02/15/2034	3,491,798
615,000	Summit County, OH Port Authority (Twinsburg Township)[1]	5.125	05/15/2025	537,405
645,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[1]	5.400	11/01/2036	506,654

				134,277,192
Oklahoma—0.1%
15,000	Grady County, OK Industrial Authority (Correctional Facilities)[1]	6.000	11/01/2029	13,776
500,000	Grady County, OK Industrial Authority (Correctional Facilities)	7.800	11/01/2014	414,125
2,000,000	Langston, OK EDA (Langston University)[1]	5.000	05/01/2030	1,931,380
770,000	Langston, OK EDA (Langston University)[1]	5.250	05/01/2026	773,473
20,000	Texas County, OK Devel Authority Student Hsg. (OPSU-Goodwell)[1]	5.450	11/01/2034	17,114

				3,149,868
Oregon—0.0%
25,000	Clackamas County, OR Hospital Facility Authority (Williamette Falls Hospital)[1]	6.000	04/01/2019	25,027
340,000	OR Facilities Authority (Concordia University)[1]	6.125	09/01/2030	345,301
500,000	OR Facilities Authority (Concordia University)[1]	6.375	09/01/2040	506,495
5,000	OR GO (Veterans Welfare)[1]	5.250	10/01/2042	5,004
100,000	OR Health & Science University, Series A1	5.250	07/01/2028	100,051

				981,878
Pennsylvania—1.2%
75,000	Blair County, PA IDA (The Village at Penn State Retirement Community)[3]	6.900	01/01/2022	44,962
500,000	Chester County, PA H&EFA (Chester County Hospital)[1]	6.750	07/01/2031	478,125
500,000	Luzerne County, PA IDA[1]	7.500	12/15/2019	489,335
500,000	Luzerne County, PA IDA[1]	7.750	12/15/2027	491,445
25,000	Northumberland County, PA IDA (NHS Youth Services)[1]	5.500	02/15/2033	14,365
3,605,000	Northumberland County, PA IDA (NHS Youth Services)[1]	7.750	02/15/2029	2,841,245
2,230,000	PA EDFA (Northwestern Human Services)[1]	5.250	06/01/2028	1,742,790
5,000,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2016	4,885,300
3,500,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[1]	5.875	11/15/2021	3,260,215
53 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Pennsylvania Continued
$2,000,000	PA HEFA (Shippensburg University)[1]	6.250%		10/01/2043	$2,032,880
3,255,000	PA Turnpike Commission[1]	0.000	[5]	12/01/2034	2,499,091
1,000,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)[1]	7.250		01/01/2021	954,100
4,750,000	Philadelphia, PA H&HEFA (Temple University Hospital)[1]	6.625		11/15/2023	4,739,503

					24,473,356
Rhode Island—0.3%
5,000,000	Central Falls, RI Detention Facility[1]	7.250		07/15/2035	4,093,450
50,000	Providence, RI HDC (Barbara Jordan Apartments)[1]	6.750		07/01/2025	50,093
25,000	Providence, RI Public Building Authority[1]	5.400		12/15/2012	25,069
160,000	RI Health & Educational Building Corp. (Johnson & Wales University)[1]	6.100		04/01/2026	160,165
40,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	6.500		04/01/2027	40,058
33,305,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125	[4]	06/01/2052	380,010
10,375,000	RI Tobacco Settlement Financing Corp. (TASC)	6.750	[4]	06/01/2052	97,525
1,300,000	Tiverton, RI Special Obligation Tax (Mount Hope Bay Village)[1]	6.875		05/01/2022	1,254,435

					6,100,805
South Carolina—1.2%
500,000	Allendale County, SC School District Energy Savings Special Obligation[1]	8.500		12/01/2018	523,725
30,000	Charleston County, SC (Care Alliance Health Services)[1]	5.000		08/15/2019	30,041
35,000	Horry County, SC Hospital Facilities (Conway Hospital)[1]	5.000		07/01/2028	32,200
1,925,000	Lancaster County, SC (Sun City Carolina Lakes)[1]	5.450		12/01/2037	1,562,272
5,750,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)[1]	6.200		11/01/2036	4,571,653
600,000	SC Connector 2000 Assoc. Toll Road, Series B	5.535	[4]	01/01/2020	87,300
6,565,000	SC Connector 2000 Assoc. Toll Road, Series B	5.781	[4]	01/01/2021	902,688
11,240,000	SC Connector 2000 Assoc. Toll Road, Series B	6.697	[4]	01/01/2026	1,152,100
5,285,000	SC Educational Facilities Authority (Benedict College)[1]	5.600		07/01/2022	4,318,743
2,420,000	SC Educational Facilities Authority (Benedict College)[1]	5.625		07/01/2031	1,730,131
550,000	SC Educational Facilities Authority (Southern Wesleyan University)[1]	5.750		03/01/2029	534,567
40,000	SC Hsg. Finance & Devel. Authority, Series A-1[1]	5.300		07/01/2031	40,011
2,500,000	SC Jobs-EDA (Coastal Hsg. Foundation)[1]	6.250		04/01/2035	2,510,525
2,000,000	SC Jobs-EDA (Coastal Hsg. Foundation)[1]	6.500		04/01/2042	2,026,580
2,750,000	SC Jobs-EDA (Lutheran Homes)[1]	5.500		05/01/2028	2,312,998
935,000	SC Jobs-EDA (Palmetto Health)[1]	5.375		08/01/2022	965,051
2,000,000	SC Jobs-EDA (Palmetto Health)[1]	5.500		08/01/2026	1,991,920
54 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

South Carolina Continued
$30,000	SC State Budget & Control Board (Harden Street Facilities)	6.000%	12/01/2011	$30,126

				25,322,631
South Dakota—0.0%
135,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[1]	6.500	06/01/2032	136,763
Tennessee—0.0%
30,000	Jackson, TN Health Educational & Hsg. Facilities Board (Lambuth University)[1]	5.900	09/01/2015	24,064
115,000	Johnson City, TN H&EFB (Johnson City Medical Center)[1]	5.250	07/01/2028	101,935

				125,999
Texas—9.0%
1,305,000	Anson, TX Education Facilities Corp. Student Hsg. (University of Texas/Waterview Park)[1]	5.100	01/01/2034	986,932
6,035,000	Beasley, TX Higher Education Finance Corp., Series A1	5.125	12/01/2034	4,938,863
3,090,000	Bexar County, TX HFC (American Opportunity Hsg.-Nob Hill Apartments)	6.000	06/01/2021	1,854,031
6,625,000	Bexar County, TX HFC (American Opportunity Hsg.-Nob Hill Apartments)	6.000	06/01/2031	3,975,066
5,765,000	Bexar County, TX HFC (American Opportunity Hsg.-Waterford/Kingswood)[1]	7.000	12/01/2036	4,870,157
400,000	Bexar County, TX HFC (Doral Club)[1]	8.750	10/01/2036	277,068
40,000	Brazoria County, TX Municipal Utility District No. 18[1]	5.300	09/01/2028	39,206
20,000	Brazos County, TX HFDC (Franciscan Services Corp.)[1]	5.375	01/01/2032	19,408
60,000	Collin County, TX HFC (Community College District Foundation)[1]	5.250	06/01/2031	38,714
25,000	Dallas-Fort Worth, TX International Airport Facility[1]	5.200	01/15/2031	25,000
700,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)[1]	6.250	02/15/2036	601,062
7,650,000	Donna, TX GO1	6.250	02/15/2037	5,700,474
250,000	El Paso County, TX HFC (American Village Communities), Series A1	6.250	12/01/2020	251,853
335,000	El Paso County, TX HFC (El Paso American Hsg. Foundation), Series A1	6.375	12/01/2032	335,834
5,300,000	Escondido, TX Public Improvement District (Horseshoe Bay)[1]	7.250	10/01/2033	4,933,505
20,000	Harris County, TX HFDC (Texas Children’s Hospital)[1]	5.250	10/01/2029	20,155
25,000	Harris County, TX Municipal Utility District No. 20[1]	6.450	04/01/2020	24,753
45,000	Harris County-Houston, TX Sports Authority[1]	5.000	11/15/2025	40,358
16,000,000	Houston, TX Airport System, Series A2	5.500	07/01/2039	16,552,480
300,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500	05/15/2031	314,577
55 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Texas Continued
$1,000,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.875%		05/15/2041	$1,053,380
2,345,000	Lubbock, TX HFC (Las Colinas Quail Creek Apartments)[1]	6.000		07/01/2022	2,053,939
1,530,000	Lubbock, TX HFC (Las Colinas Quail Creek Apartments)[1]	6.000		07/01/2025	1,275,714
770,000	Lubbock, TX HFC (Las Colinas Quail Creek Apartments)[1]	6.000		07/01/2032	595,487
2,900,000	Lufkin, TX Health Facilities Devel. Corp. (Memorial Health System of East Texas)[1]	6.250		02/15/2037	2,741,283
700,000	Maverick County, TX GO COP[1]	8.750		03/01/2034	696,836
2,350,000	Maverick County, TX GO COP[1]	8.750		03/01/2034	2,289,582
11,915,000	McLennan County, TX Public Facility Corp.[1]	6.625		06/01/2035	12,797,187
225,000	Midlothian, TX Devel. Authority Tax Increment[1]	5.125		11/15/2026	194,981
12,000,000	North Central TX HFDC (Children’s Medical Center)[2]	5.750		08/15/2039	12,517,200
15,000	North TX Tollway Authority (Dallas North Tollway System)[1]	5.000		01/01/2023	15,012
50,000	Richardson, TX Hospital Authority (Baylor/Richardson)[1]	5.625		12/01/2028	49,208
3,695,000	Sabine, TX River Authority Pollution Control (TXU Electric Company)	6.150		08/01/2022	1,316,085
16,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[2]	6.250		11/15/2029	17,650,240
2,500,000	Tomball, TX Hospital Authority (Tomball Regional Hospital)[1]	5.000		07/01/2020	2,256,825
20,000	Tomball, TX Hospital Authority (Tomball Regional Hospital)[1]	6.000		07/01/2025	18,155
1,325,000	Tomball, TX Hospital Authority (Tomball Regional Hospital)[1]	6.000		07/01/2029	1,160,210
6,797,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[1]	7.750		10/01/2037	6,234,140
110,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.750		09/01/2027	68,916
485,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	6.000		09/01/2033	301,893
10,000,000	TX Multifamily Housing Options (Affordable Hsg.)	0.160	[10]	01/01/2039	9,600,000
55,000,000	TX Municipal Gas Acquisition & Supply Corp.[2]	6.250		12/15/2026	59,002,240
1,750,000	TX Public Finance Authority Charter School Finance Corp. (Cosmos Foundation)[1]	6.000		02/15/2030	1,768,568
660,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250		09/01/2036	589,723
1,085,000	TX Public Finance Authority Charter School Finance Corp. (New Fontiers School)[1]	5.800		08/15/2040	991,592
18,750,000	TX Turnpike Authority (Central TX Turnpike System)	6.590	[4]	08/15/2037	3,652,875
4,075,000	Wichita County, TX HFDC (Wichita Falls Retirement Foundation)[1]	6.250		01/01/2028	3,558,331

					190,249,098
56 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions—2.0%
$40,000	Guam GO1	5.400%		11/15/2018	$39,053
500,000	Guam Government Department of Education COP (John F. Kennedy High School)[1]	6.625		12/01/2030	500,180
800,000	Guam Government Department of Education COP (John F. Kennedy High School)[1]	6.875		12/01/2040	804,928
2,000,000	Puerto Rico Commonwealth GO1	6.000		07/01/2039	2,046,660
5,000,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037	5,323,950
2,830,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250		07/01/2028	2,855,951
65,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041	58,414
850,000	Puerto Rico Infrastructure[1]	5.500		07/01/2024	888,820
8,000,000	Puerto Rico Infrastructure	7.075	[4]	07/01/2030	2,278,800
7,550,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2026	8,181,256
1,000,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	1,101,610
29,670,000	Puerto Rico Sales Tax Financing Corp., Series A	6.110	[4]	08/01/2044	3,479,698
2,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044	2,167,120
14,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.530	[4]	08/01/2047	1,309,140
50,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280	[4]	08/01/2034	11,027,000

					42,062,580
Utah—0.1%
285,000	Utah County, UT Charter School (Lincoln Academy)[1]	5.875		06/15/2037	232,685
275,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625		07/15/2037	216,664
1,500,000	West Valley City, UT Sewer (East Hollywood High School)[1]	5.625		06/15/2037	1,140,660

					1,590,009
Vermont—0.0%
30,000	VT E&HBFA (Mary Hitchcock Memorial Hospital/Cooley Dickenson Hospital Obligated Group)[1]	5.000		11/15/2022	30,015
85,000	VT EDA (Wake Robin Corp.)[1]	6.300		03/01/2033	78,595
715,711	VT Educational & Health Buildings Financing Agency (Marlboro College)[1]	2.779		04/01/2019	585,079
125,000	VT Student Assistance Corp.[1]	5.000		03/01/2026	125,226

					818,915
Virginia—2.0%
2,300,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)[1]	5.250		07/15/2025	1,917,947
825,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)[1]	5.500		07/15/2035	665,948
625,000	Celebrate, VA North Community Devel. Authority Special Assessment[1]	6.750		03/01/2034	438,594
742,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.125		03/01/2036	463,950
57 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

Virginia Continued
$3,000,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.450%		03/01/2036	$1,973,490
750,000	Farms New Kent, VA Community Devel. Authority Special Assessment	5.800		03/01/2036	519,398
25,000	Greensville County, VA IDA (Georgia-Pacific Corp.)[1]	5.300		08/01/2014	25,193
345,000	Manassas Park, VA Economic Devel. Authority[1]	6.000		07/15/2035	351,207
900,000	New Port, VA CDA[1]	5.600		09/01/2036	487,719
65,000	Norton, VA IDA (Norton Community Hospital)[1]	6.000		12/01/2022	62,264
3,375,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450		09/01/2037	3,308,006
820,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500		08/01/2028	786,667
2,800,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500		08/01/2038	2,564,968
675,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.300		09/01/2031	576,072
3,500,000	VA Celebrate South CDA Special Assessment	6.250		03/01/2037	2,178,260
950,000	VA College Building Authority (Regent University)[1]	5.000		06/01/2026	929,490
8,000,000	VA College Building Authority (Regent University)[1]	5.000		06/01/2029	7,513,760
1,035,000	VA College Building Authority Educational Facilities (Regent University)[1]	5.000		06/01/2036	924,162
3,700,000	VA Small Business Financing Authority (Hampton Roads Proton)[1]	9.000		07/01/2039	3,892,585
11,020,000	VA Tobacco Settlement Authority[1]	5.000		06/01/2047	7,063,820
35,170,000	VA Tobacco Settlement Authority	5.670	[4]	06/01/2047	577,843
162,770,000	VA Tobacco Settlement Authority	5.770	[4]	06/01/2047	2,448,061
5,000,000	VA Tobacco Settlement Financing Corp.	0.000	[5]	06/01/2046	3,165,600

					42,835,004
Washington—3.0%
1,000,000	Bremerton, WA Hsg. Authority[1]	5.300		06/01/2026	899,060
4,145,000	Bremerton, WA Hsg. Authority[1]	5.500		06/01/2037	3,302,902
25,000	Pierce County, WA Hsg. Authority[1]	5.800		12/01/2023	21,257
100,000	Port Camas, WA Public Industrial Corp. (James River Corp. of Virginia)[1]	6.700		04/01/2023	100,057
2,460,000	Seattle, WA Hsg. Authority (Gamelin House & Genesee)[1]	5.700		11/01/2035	2,135,132
165,000	Skagit Valley, WA College[1]	5.625		11/01/2017	165,292
140,000	Skagit Valley, WA College[1]	5.750		11/01/2023	140,098
500,000	Vancouver, WA Downtown Redevel. Authority (Conference Center)[1]	5.250		01/01/2028	275,200
1,800,000	Vancouver, WA Downtown Redevel. Authority (Conference Center)[1]	5.250		01/01/2034	980,622
55,000	Vancouver, WA Hsg. Authority[1]	5.500		03/01/2028	55,046
58 | OPPENHEIMER AMT-FREE MUNICIPALS

Principal
Amount		Coupon	Maturity	Value

Washington Continued
$4,000,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)[1]	5.000%	03/01/2025	$4,090,920
33,785,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[2]	6.375	10/01/2036	36,596,406
15,000,000	WA Health Care Facilities Authority (Providence Health System-Washington)[2]	5.250	10/01/2033	15,382,350
115,000	WA Health Care Facilities Authority (Swedish Health System)[1]	5.125	11/15/2022	115,083
90,000	WA Health Care Facilities Authority (Yakima Valley Memorial Hospital Assoc.)[1]	5.250	12/01/2020	90,021
145,000	WA Health Care Facilities Authority (Yakima Valley Memorial Hospital Assoc.)[1]	5.375	12/01/2027	136,496
10,000	WA HFC (Nickerson Area Properties)[1]	5.250	01/01/2023	8,862
25,000	WA Tobacco Settlement Authority (TASC)[1]	6.625	06/01/2032	25,270
80,000	White Salmon, WA Water & Sewer[1]	6.000	07/01/2015	80,208

				64,600,282
West Virginia—0.2%
1,000,000	Brooke County, WV (Bethany College)[1]	6.500	10/01/2031	1,017,100
1,750,000	Brooke County, WV (Bethany College)[1]	6.750	10/01/2037	1,777,703
50,000	Pleasants County, WV Pollution Control (Monongahela Power Company)[1]	6.150	05/01/2015	50,112
500,000	Wheeling, WV Tax Increment (Stone Building Renovation)[1]	5.200	06/01/2025	410,655
1,500,000	Wheeling, WV Tax Increment (Stone Building Renovation)[1]	5.500	06/01/2033	1,157,460

				4,413,030
Wisconsin—0.8%
1,750,000	Sokaogon, WI Chippewa Community (Gaming)[3]	7.000	01/01/2026	1,019,323
5,000,000	WI GO1	6.000	05/01/2036	5,453,550
350,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2035	344,152
350,000	WI H&EFA (Beloit College)[1]	6.125	06/01/2039	341,793
5,000	WI H&EFA (Froedert & Community)[1]	5.375	10/01/2030	5,034
280,000	WI H&EFA (Kenosha Hospital & Medical Center)[1]	5.625	05/15/2029	280,067
25,000	WI H&EFA (Marshfield Clinic)[1]	6.000	02/15/2025	25,087
2,140,000	WI H&EFA (Richland Hospital)[1]	5.375	06/01/2028	1,840,614
7,760,000	WI H&EFA (SSM Health Care Corp.)[1]	5.250	06/01/2034	7,852,422
650,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.125	07/01/2042	660,069

				17,822,111

Total Municipal Bonds and Notes (Cost $2,907,435,784)				2,483,089,434
59 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Corporate Bonds and Notes—0.0%
$92,786	Delta Air Lines, Inc., Sr. Unsec. Nts.[1,11] (Cost $91,858)	8.000%	12/01/2015	$89,342
Total Investments, at Value (Cost $2,905,567,282)—116.8%				2,483,178,776
Liabilities in Excess of Other Assets—(16.8)				(357,431,589)

Net Assets—100.0%				$2,125,747,187

Footnotes to Statement of Investments

*	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

2.	Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently transferred to a trust. See Note 1 of the accompanying Notes.

3.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

4.	Zero coupon bond reflects effective yield on the date of purchase.

5.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6.	This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments.

The rate shown is the original contractual interest rate.

7.	Subject to a forbearance agreement. Rate shown is current rate. See Note 1 of the accompanying Notes.

8.	Restricted security. The aggregate value of restricted securities as of July 29, 2011 was $295, which represents less than 0.005% of the Fund’s net assets. See Note 5 of the accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Dates	Cost	Value	Appreciation

IL Finance Authority (Monarch Landing)	6/11/09	$—	$21	$21
IL Finance Authority (Monarch Landing)	6/11/09	—	36	36
IL Finance Authority (Sedgebrook)	6/11/09	—	38	38
IL Finance Authority (Sedgebrook)	5/5/09–6/12/09	—	100	100
IL Finance Authority (Sedgebrook)	6/11/09–6/12/09	—	100	100

		$—	$295	$295

9.	When-issued security or delayed delivery to be delivered and settled after July 29, 2011. See Note 1 of the accompanying Notes.

10.	Represents the current interest rate for a variable or increasing rate security.

11.	Received as a result of a corporate action.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
60 | OPPENHEIMER AMT-FREE MUNICIPALS

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 29, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$22,939,076	$—	$22,939,076
Alaska	—	37,032,625	—	37,032,625
Arizona	—	75,114,956	—	75,114,956
Arkansas	—	2,113,334	—	2,113,334
California	—	431,288,842	—	431,288,842
Colorado	—	38,015,305	—	38,015,305
Connecticut	—	5,479,526	—	5,479,526
Delaware	—	5,535,922	—	5,535,922
District of Columbia	—	11,166,561	—	11,166,561
Florida	—	345,657,844	—	345,657,844
Georgia	—	39,848,232	—	39,848,232
Hawaii	—	827,655	—	827,655
Idaho	—	5,450,904	—	5,450,904
Illinois	—	270,669,978	295	270,670,273
Indiana	—	38,742,901	—	38,742,901
Iowa	—	48,369,739	—	48,369,739
Kansas	—	3,690,991	—	3,690,991
Kentucky	—	198,779	10	198,789
Louisiana	—	48,988,152	—	48,988,152
Maine	—	7,402,220	—	7,402,220
Maryland	—	8,218,977	—	8,218,977
Massachusetts	—	2,463,262	—	2,463,262
Michigan	—	58,606,236	—	58,606,236
Minnesota	—	12,994,111	—	12,994,111
Mississippi	—	5,127,368	—	5,127,368
Missouri	—	73,915,868	—	73,915,868
Montana	—	7,921,324	—	7,921,324
Nebraska	—	5,400,474	—	5,400,474
Nevada	—	66,519,916	—	66,519,916
New Hampshire	—	60,870,323	—	60,870,323
New Jersey	—	67,594,586	—	67,594,586
New Mexico	—	12,709,364	—	12,709,364
New York	—	102,713,638	—	102,713,638
North Carolina	—	500,501	—	500,501
North Dakota	—	40,118	—	40,118
Ohio	—	134,277,192	—	134,277,192
Oklahoma	—	3,149,868	—	3,149,868
Oregon	—	981,878	—	981,878
Pennsylvania	—	24,473,356	—	24,473,356
Rhode Island	—	6,100,805	—	6,100,805
South Carolina	—	25,322,631	—	25,322,631
South Dakota	—	136,763	—	136,763
Tennessee	—	125,999	—	125,999
Texas	—	180,649,098	9,600,000	190,249,098
U.S. Possessions	—	42,062,580	—	42,062,580
Utah	—	1,590,009	—	1,590,009
Vermont	—	818,915	—	818,915
61 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table Continued
Virginia	$—	$42,835,004	$—	$42,835,004
Washington	—	64,600,282	—	64,600,282
West Virginia	—	4,413,030	—	4,413,030
Wisconsin	—	17,822,111	—	17,822,111
Corporate Bonds and Notes	—	89,342	—	89,342

Total Assets	$—	$2,473,578,471	$9,600,305	$2,483,178,776

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
The table below shows the significant transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of	Transfers into
	Level 2*	Level 3*

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Florida	$(5,105,269)	$5,105,269
Illinois	(6,787,760)	6,787,760

Total Assets	$(11,893,029)	$11,893,029

*	Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.
The following is a reconciliation of assets in which sighificant unobservable inputs (level 3) were used in determining fair value:

			Change in	Accretion/
	Value as of		unrealized	(amortization)		Transfers	Value as of
	July 30,	Realized gain	appreciation/	of premium/		into	July 29,
	2010[a]	(loss)	depreciation	discount[b]	Sales	Level 3	2011

Assets Table
Investments, at Value:
Municipal Bonds
Florida	$—	$—	$478,993	$—	$(215,000)	$5,105,269	$5,369,262
Illinois	—	(13,025,705)	10,730,415	79,994	(4,572,169)	6,787,760	295
Kentucky	10	5,726	12,414	—	(18,140)	—	10
Texas	3,243,000	—	6,357,000	—	—	—	9,600,000

Total Assets	$3,243,010	$(13,019,979)	$17,578,822	$79,994	$(4,805,309)	$11,893,029	$14,969,567

a.	July 30, 2010 represents the last business day of the Fund’s 2010 fiscal year. See Note 1 of the accompanying Notes.

b.	Included in net investment income.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
62 | OPPENHEIMER AMT-FREE MUNICIPALS

To simplify the listings of securities, abbreviations are used per the table below:

AHF	American Housing Foundation
ARC	Assoc. of Retarded Citizens
AUS	Allegheny United Hospital
BCCC	Botsford Continuing Care Corp.
BGH	Botsford General Hospital
CDA	Communities Devel. Authority
CECS	Carden Elementary Charter School
CEMS	Community Emergency Medical Services
CFGH	Central Florida Group Homes
CHHC	Community Health & Home Care
COP	Certificates of Participation
DA	Dormitory Authority
DKH	Day Kimball Hospital
DRIVERS	Derivative Inverse Tax Exempt Receipts
E&HBFA	Educational Health Buildings Financing Agency
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
EICS	E-Institute Charter School
EMH	Elmhurst Memorial Hospital
EMHH	Elmhurst Memorial Home Health
EMHS	Elmhurst Memorial Health System
FHA	Federal Housing Agency/Authority
FHS	Freeman Health System
FNH	Freeman Neosho Hospital
FRS	Family Rehabilitation Services (Hancock Manor)
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFA	Higher Education and Health Facilities Authority
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HNE	Healthnet of New England
HUHS	Hahnemann University Hospital System
IDA	Industrial Devel. Agency
MCP	Medical College Of Pennsylvania
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MTA	Metropolitan Transportation Authority
NYC	New York City
NYS	New York State
OHC	Oakwood Hospital Corp.
OLOLMC	Our Lady of Lake Medical Center
OLOLRMC	Our Lady of Lourdes Regional Medical Center
OPSU	Oklahoma Panhandle State University
OUH	Oakwood United Hospitals
ROLs	Residual Option Longs
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
TASC	Tobacco Settlement Asset-Backed Bonds
TAT	The Academy of Tuscson
TC	Travis Corp. (People Care)
UC	United Care
UDC	Urban Devel. Corp.
VC	VinFen Corp.
VCS	VinFen Clinical Services
YMCA	Young Men’s Christian Assoc.
ZHCC	Zieger Health Care Corp.
See accompanying Notes to Financial Statements.
63 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES July 29, 20111

Assets
Investments, at value (cost $2,905,567,282)—see accompanying statement of investments	$2,483,178,776
Cash	696,561
Receivables and other assets:
Interest	32,881,054
Shares of beneficial interest sold	16,863,184
Investments sold (including $992,000 sold on a when-issued or delayed delivery basis)	6,906,423
Other	791,491

Total assets	2,541,317,489

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	362,970,000
Investments purchased (including $14,736,535 purchased on a when-issued or delayed delivery basis)	19,714,474
Payable on borrowings (See Note 6)	18,800,000
Shares of beneficial interest redeemed	11,022,973
Dividends	2,000,000
Distribution and service plan fees	436,418
Trustees’ compensation	302,673
Transfer and shareholder servicing agent fees	75,754
Shareholder communications	70,091
Interest expense on borrowings	1,760
Other	176,159

Total liabilities	415,570,302

Net Assets	$2,125,747,187

Composition of Net Assets
Par value of shares of beneficial interest	$339,406
Additional paid-in capital	2,998,750,691
Accumulated net investment income	18,397,561
Accumulated net realized loss on investments	(469,351,965)
Net unrealized depreciation on investments	(422,388,506)

Net Assets	$2,125,747,187

64 | OPPENHEIMER AMT-FREE MUNICIPALS

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,619,243,612 and 258,222,139 shares of beneficial interest outstanding)	$6.27
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.58
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $34,889,253 and 5,592,387 shares of beneficial interest outstanding)	$6.24
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $418,637,778 and 67,125,680 shares of beneficial interest outstanding)	$6.24
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $52,976,544 and 8,466,108 shares of beneficial interest outstanding)	$6.26

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
65 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF OPERATIONS For the Year Ended July 29, 20111

Investment Income
Interest	$193,962,739
Other income	3,560

Total investment income	193,966,299

Expenses
Management fees	9,386,900
Distribution and service plan fees:
Class A	4,172,997
Class B	373,249
Class C	4,560,472
Transfer and shareholder servicing agent fees:
Class A	750,365
Class B	44,695
Class C	279,505
Class Y	3,250
Shareholder communications:
Class A	112,907
Class B	7,146
Class C	42,205
Class Y	1,954
Interest expense and fees on short-term floating rate notes issued (See Note 1)	4,894,848
Borrowing fees	2,926,755
Interest expense on borrowings	154,391
Trustees’ compensation	52,390
Custodian fees and expenses	38,228
Administration service fees	1,500
Other	973,810

Total expenses	28,777,567
Less waivers and reimbursements of expenses	(44,083)

Net expenses	28,733,484

Net Investment Income	165,232,815

Realized and Unrealized Gain (Loss)
Net realized loss on investments	(118,906,943)
Net change in unrealized appreciation/depreciation on investments	28,444,777

Net Increase in Net Assets Resulting from Operations	$74,770,649

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
66 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	July 29, 2011[1]	July 30, 2010[1]

Operations
Net investment income	$165,232,815	$170,846,475
Net realized gain (loss)	(118,906,943)	137,994
Net change in unrealized appreciation/depreciation	28,444,777	306,249,859

Net increase in net assets resulting from operations	74,770,649	477,234,328

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(120,184,044)	(140,989,649)
Class B	(2,213,024)	(2,428,029)
Class C	(27,353,642)	(30,007,016)
Class Y	(1,016,950)	—

	(150,767,660)	(173,424,694)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(400,260,528)	387,853,947
Class B	(5,233,445)	7,705,230
Class C	(83,636,217)	154,797,434
Class Y	49,466,193	—

	(439,663,997)	550,356,611

Net Assets
Total increase (decrease)	(515,661,008)	854,166,245
Beginning of period	2,641,408,195	1,787,241,950

End of period (including accumulated net investment income of $18,397,561 and $1,526,627, respectively)	$2,125,747,187	$2,641,408,195

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
67 | OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENT OF CASH FLOWS For the Year Ended July 29, 20111

Cash Flows from Operating Activities
Net increase in net assets from operations	$74,770,649
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(779,073,860)
Proceeds from disposition of investment securities	1,279,462,014
Short-term investment securities, net	58,644,837
Premium amortization	2,145,616
Discount accretion	(34,816,589)
Net realized loss on investments	118,906,943
Net change in unrealized appreciation/depreciation on investments	(28,444,777)
Change in assets:
Decrease in interest receivable	12,862,302
Decrease in receivable for securities sold	6,355,729
Increase in other assets	(347,529)
Change in liabilities:
Decrease in other liabilities	(274,393)
Decrease in payable for securities purchased	(7,671,043)

Net cash provided by operating activities	702,519,899

Cash Flows from Financing Activities
Proceeds from bank borrowings	700,500,000
Payments on bank borrowings	(720,000,000)
Payments on short-term floating rate notes issued	(89,150,000)
Proceeds from shares sold	504,076,109
Payments on shares redeemed	(1,036,986,373)
Cash distributions paid	(61,204,340)

Net cash used in financing activities	(702,764,604)
Net decrease in cash	(244,705)
Cash, beginning balance	941,266

Cash, ending balance	$696,561

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $89,638,576.
Cash paid for interest on bank borrowings—$167,898.
Cash paid for interest on short-term floating rate notes issued—$4,894,848.

1.	July 29, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
See accompanying Notes to Financial Statements.
68 | OPPENHEIMER AMT-FREE MUNICIPALS

FINANCIAL HIGHLIGHTS

	July 29,	July 30,	July 31,	July 31,	July 31,
Class A Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$6.39	$5.51	$7.90	$10.04	$10.08

Income (loss) from investment operations:
Net investment income[2]	.46	.45	.50	.53	.51
Net realized and unrealized gain (loss)	(.17)	.89	(2.37)	(2.17)	(.07)

Total from investment operations	.29	1.34	(1.87)	(1.64)	.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.41)	(.46)	(.52)	(.50)	(.48)

Net asset value, end of period	$6.27	$6.39	$5.51	$7.90	$10.04

Total Return, at Net Asset Value[3]	4.97%	24.64%	(23.57)%	(16.68)	% 4.37%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,619,244	$2,081,580	$1,447,860	$1,605,257	$2,129,928

Average net assets (in thousands)	$1,779,808	$1,953,017	$1,234,468	$1,807,703	$1,838,511

Ratios to average net assets:[4]
Net investment income	7.39%	7.12%	8.67%	6.05%	4.93%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.74%	0.71%	0.76%	0.71%	0.71%
Interest and fees from borrowings	0.13%	0.23%	0.92%	0.20%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.22%	0.65%	0.73%	0.58%

Total expenses	1.08%	1.16%	2.33%	1.64%	1.37%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.08%	1.16%	2.33%	1.64%	1.37%

Portfolio turnover rate	30%	21%	23%	60%	18%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions einvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
69 | OPPENHEIMER AMT-FREE MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

	July 29,	July 30,	July 31,	July 31,	July 31,
Class B Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$6.36	$5.48	$7.87	$10.00	$10.04

Income (loss) from investment operations:
Net investment income[2]	.40	.39	.45	.46	.42
Net realized and unrealized gain (loss)	(.16)	.90	(2.38)	(2.17)	(.06)

Total from investment operations	.24	1.29	(1.93)	(1.71)	.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.36)	(.41)	(.46)	(.42)	(.40)

Net asset value, end of period	$6.24	$6.36	$5.48	$7.87	$10.00

Total Return, at Net Asset Value[3]	4.11%	23.72%	(24.35)%	(17.34)%	3.56%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,889	$41,234	$28,789	$35,642	$54,645

Average net assets (in thousands)	$37,308	$37,974	$26,189	$43,378	$57,919

Ratios to average net assets:[4]
Net investment income	6.54%	6.26%	7.78%	5.21%	4.09%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.60%	1.56%	1.64%	1.54%	1.51%
Interest and fees from borrowings	0.13%	0.23%	0.92%	0.20%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.22%	0.65%	0.73%	0.58%

Total expenses	1.94%	2.01%	3.21%	2.47%	2.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.94%	2.01%	3.21%	2.47%	2.17%

Portfolio turnover rate	30%	21%	23%	60%	18%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
70 | OPPENHEIMER AMT-FREE MUNICIPALS

	July 29,	July 30,	July 31,	July 31,	July 31,
Class C Year Ended	2011[1]	2010[1]	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$6.36	$5.48	$7.87	$10.00	$10.04

Income (loss) from investment operations:
Net investment income[2]	.40	.40	.45	.47	.43
Net realized and unrealized gain (loss)	(.15)	.89	(2.37)	(2.17)	(.07)

Total from investment operations	.25	1.29	(1.92)	(1.70)	.36

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.37)	(.41)	(.47)	(.43)	(.40)

Net asset value, end of period	$6.24	$6.36	$5.48	$7.87	$10.00

Total Return, at Net Asset Value[3]	4.18%	23.82%	(24.27)%	(17.29)%	3.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$418,638	$518,594	$310,593	$323,411	$416,347

Average net assets (in thousands)	$455,782	$465,652	$252,892	$361,518	$344,756

Ratios to average net assets:[4]
Net investment income	6.60%	6.32%	7.89%	5.30%	4.16%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.53%	1.48%	1.55%	1.48%	1.47%
Interest and fees from borrowings	0.13%	0.23%	0.92%	0.20%	0.08%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.22%	0.65%	0.73%	0.58%

Total expenses	1.87%	1.93%	3.12%	2.41%	2.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	1.93%	3.12%	2.41%	2.13%

Portfolio turnover rate	30%	21%	23%	60%	18%

1.	July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective 2011 and 2010 fiscal years. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
71 | OPPENHEIMER AMT-FREE MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Period Ended
Class Y	July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$6.19

Income (loss) from investment operations:
Net investment income[2]	.30
Net realized and unrealized gain	.05

Total from investment operations	.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.28)

Net asset value, end of period	$6.26

Total Return, at Net Asset Value[3]	6.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,976

Average net assets (in thousands)	$22,067

Ratios to average net assets:[4]
Net investment income	7.47%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.54%
Interest and fees from borrowings	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.21%

Total expenses	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%

Portfolio turnover rate	30%

1.	For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.
See accompanying Notes to Financial Statements.
72 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer AMT-Free Municipals (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase. Class Y shares were first publicly offered on November 29, 2010.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Annual Periods. Since July 29, 2011 and July 30, 2010 represent the last days during the Fund’s respective 2011 and 2010 fiscal years on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through those dates to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions. For tax purposes, income and expenses are included through July 31, 2011, the last day of the Fund’s fiscal year end.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
73 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. As of July 31, 2011, the Manager determined the fair valuation of certain municipal bonds, which do not trade in the market, based on internally developed
74 | OPPENHEIMER AMT-FREE MUNICIPALS

cash flow models and information about the anticipated sale of the underlying properties. The Manager determined the fair valuation of certain municipal bonds based on the residual value of final future payments received from an independent pricing service. Such investments have been classified as Level 3 instruments.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of July 29, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$14,736,535
Sold securities	992,000
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters. The Fund’s exposure to the effects of leverage from its investments in inverse floaters amount to $362,970,000 as of July 29, 2011, which represents 14.28% of the Fund’s total assets.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond
75 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
(referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations. At July 29, 2011, municipal bond holdings with a value of $581,111,771 shown on the Fund’s Statement of Investments are held by such Trusts and serve as collateral for the $362,970,000 in short-term floating rate notes issued and outstanding at that date.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
At July 29, 2011, the Fund’s residual exposure to these types of inverse floating rate securities were as follows:

Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$2,000,000	AK HFC ROLs	15.491%	12/1/33	$2,012,960
5,000,000	CA Dept. of Veterans Affairs Home Purchase ROLs[3]	10.342	12/1/23	5,035,850
6,670,000	CA Health Facilities Financing Authority (Sutter Health/California Pacific Medical Center Obligated Group) DRIVERS	12.055	11/15/46	5,887,142
5,000,000	CA Health Facilities Financing Authority ROLs[3]	17.908	7/1/39	5,291,000
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Principal		Coupon	Maturity
Amount	Inverse Floater[1]	Rate[2]	Date	Value

$3,000,000	Chicago, IL Park District (Harbor Facilities) DRIVERS[3]	8.300%	1/1/37	$3,168,120
5,000,000	Chicago, IL Park District (Harbor Facilities) DRIVERS[3]	8.300	1/1/40	5,249,800
3,750,000	Clark County, NV Airport ROLs[3]	17.458	7/1/42	4,352,850
5,000,000	Clark County, NV Water Reclamation District DRIVERS	15.822	7/1/38	5,753,400
10,000,000	East Bay, CA Municipal Utility District (Water System) ROLs[3]	8.060	6/1/36	10,802,800
3,480,000	FL COP (Dept. of Management Services) DRIVERS	12.048	8/1/28	4,019,330
4,000,000	Greater Orlando, FL Aviation Authority ROLs[3]	15.301	10/1/32	4,323,360
4,000,000	Houston, TX Airport System ROLs[3]	17.039	7/1/39	4,552,480
5,000,000	IL Finance Authority (Northwestern Memorial Hospital) DRIVERS	18.421	8/15/39	6,406,400
3,750,000	IL Finance Authority ROLs	15.870	5/15/29	3,409,650
12,500,000	IL Metropolitan Pier & Exposition Authority ROLs[3]	8.475	6/15/50	11,596,750
7,500,000	IL Metropolitan Pier & Exposition Authority ROLs[3]	8.929	6/15/50	7,525,050
3,650,000	MI Hospital Finance Authority ROLs[3]	18.522	12/1/23	5,536,028
7,500,000	Miami-Dade County, FL Aviation (Miami International Airport) DRIVERS	7.767	10/1/41	7,303,350
11,000,000	NH H&EFA (LRG Healthcare) DRIVERS	8.733	10/1/34	11,632,280
5,250,000	NH H&EFA ROLs[3]	22.133	4/1/38	8,394,540
3,000,000	North Central Texas HFDC (Children’s Medical Center) DRIVERS	17.555	8/15/39	3,517,200
9,540,000	NY Triborough Bridge & Tunnel Authority ROLs[3]	8.030	11/15/37	10,009,368
4,920,000	NYC GO DRIVERS	16.243	4/1/36	5,953,790
10,000,000	NYC Municipal Water Finance Authority ROLs[3]	8.060	6/15/36	10,419,400
2,500,000	Orange County, FL School Board ROLs[3]	16.799	8/1/34	2,849,900
3,100,000	Pima County, AZ IDA (Metro Police Facility) DRIVERS	16.045	7/1/39	3,347,752
4,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	19.196	11/15/29	5,650,240
22,000,000	TX Municipal Gas Acquisition & Supply Corp. ROLs[3]	10.496	12/15/26	26,002,240
2,625,000	University of California (Regents Medical Center) DRIVERS	14.956	5/15/37	2,601,585
3,000,000	University of Illinois (Auxiliary Facilities Systems) DRIVERS	17.555	4/1/38	3,578,400
7,500,000	WA Austin Trust Various States Inverse Certificates	8.368	10/1/33	7,882,350
11,265,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[3]	14.967	10/1/36	14,076,406

				$218,141,771

1.	For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2.	Represents the current interest rate for a variable rate bond known as an “inverse floater.”

3.	Security is subject to a shortfall and forbearance agreement.
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NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The Fund enters into shortfall and forbearance agreements with the sponsors of certain inverse floaters held by the Fund. These agreements commit the Fund to reimburse the sponsor of the inverse floater, in certain circumstances, for the amount of the difference between the liquidation value of the underlying security (which is the basis of the inverse floater) and the principal amount due to the holders of the short-term floating rate notes issued by the Trust in conjunction with the inverse floating rate security. Under the standard terms of an inverse floating rate security, absent such a shortfall and forbearance agreement, the Fund would not be required to make such a reimbursement. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in such inverse floating rate securities, if it deems it appropriate to do so. As of July 29, 2011, in addition to the exposure detailed in the preceding table, the Fund’s maximum exposure under such agreements is estimated at $219,510,000.
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 29, 2011 is as follows:

Cost	$161,336,048
Market Value	$65,808,815
Market Value as a % of Net Assets	3.10%
The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of July 29, 2011, securities with an aggregate market value of $1,789,945, representing 0.08% of the Fund’s net assets, were subject to these forbearance agreements and there were no interest and principal payments owed to the Fund under these agreements.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
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The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation Based
on Cost of Securities
Undistributed	Undistributed	Accumulated	and Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$39,677,365	$—	$453,337,251	$438,403,220

1.	As of July 29, 2011, the Fund had $334,246,694 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 29, 2011, details of the capital loss carryforwards were as follows:

Expiring

2016	$38,527,923
2017	105,610,446
2018	177,767,456
2019	12,340,869

Total	$334,246,694

2.	As of July 29, 2011, the Fund had $119,090,557 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended July 29, 2011, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 30, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for July 31, 2011. Net assets of the Fund were unaffected by the reclassifications.

	Increase	Increase
	to Accumulated	to Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$674,704	$2,405,779	$1,731,075
The tax character of distributions paid during the years ended July 31, 2011 and July 30, 2010 was as follows:

	Year Ended	Year Ended
	July 31, 2011	July 30, 2010

Distributions paid from:
Exempt-interest dividends	$148,187,171	$172,949,245
Ordinary income	2,580,489	475,449

Total	$150,767,660	$173,424,694

79 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 29, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$3,282,188,209 [1]

Gross unrealized appreciation	$95,801,781
Gross unrealized depreciation	(534,205,001)

Net unrealized depreciation	$(438,403,220)

1.	The Federal tax cost of securities does not include cost of $360,606,213, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 29, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$9,886
Payments Made to Retired Trustees	20,073
Accumulated Liability as of July 29, 2011	160,358
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in
80 | OPPENHEIMER AMT-FREE MUNICIPALS

amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
81 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 29, 2011[1]		Year Ended July 30, 2010
	Shares	Amount	Shares	Amount
Class A
Sold	58,818,698	$364,149,181	134,151,304	$844,942,272
Dividends and/or distributions reinvested	11,701,683	71,809,165	13,373,377	84,819,298
Redeemed	(137,800,224)	(836,218,874)	(84,878,059)	(541,907,623)

Net increase (decrease)	(67,279,843)	$(400,260,528)	62,646,622	$387,853,947

Class B
Sold	917,624	$5,709,855	2,304,630	$14,479,730
Dividends and/or distributions reinvested	218,980	1,333,657	215,122	1,358,243
Redeemed	(2,022,582)	(12,276,957)	(1,290,995)	(8,132,743)

Net increase (decrease)	(885,978)	$(5,233,445)	1,228,757	$7,705,230

Class C
Sold	14,139,006	$87,210,960	37,430,947	$234,602,393
Dividends and/or distributions reinvested	2,559,842	15,604,161	2,603,032	16,439,742
Redeemed	(31,076,219)	(186,451,338)	(15,183,390)	(96,244,701)

Net increase (decrease)	(14,377,371)	$(83,636,217)	24,850,589	$154,797,434

Class Y
Sold	9,714,846	$56,957,014	—	$—
Dividends and/or distributions reinvested	146,954	891,593	—	—
Redeemed	(1,395,692)	(8,382,414)	—	—

Net increase	8,466,108	$49,466,193	—	$—

1.	For the year ended July 29, 2011, for Class A, B and C shares, and for the period from November 29, 2010 (inception of offering) to July 29, 2011 for Class Y shares.
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 29, 2011, were as follows:

	Purchases	Sales

Investment securities	$779,073,860	$1,279,462,014
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:
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Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 29, 2011, the Fund paid $1,109,741 to OFS for services to the Fund.
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed
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NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2011 were as follows:

Class B	$2,150,704
Class C	7,235,534
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 29, 2011	$404,599	$210,400	$83,426	$96,751

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended July 29, 2011, the Manager reimbursed the Fund $44,083 for legal costs and fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus.
5. Restricted Securities
As of July 29, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing
84 | OPPENHEIMER AMT-FREE MUNICIPALS

portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.175% as of July 29, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 29, 2011 equal 0.12% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of July 29, 2011, the Fund had borrowings outstanding at an interest rate of 0.175%. Details of the borrowings for the year ended July 29, 2011 are as follows:

Average Daily Loan Balance	$52,296,164
Average Daily Interest Rate	0.269%
Fees Paid	$3,049,214
Interest Paid	$167,898
85 | OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Continued
7. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 29, 2011 are included in expenses on the Fund’s Statement of Operations and are 0.01% of the Fund’s average net assets on an annualized basis.
     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     The Fund executed no transactions under the Facility during the year ended July 29, 2011.
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8. Pending Litigation
Since 2009, a number of lawsuits have been filed in federal and state courts against the Manager, the Distributor and certain Oppenheimer mutual funds—including the Fund—advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal and state securities laws and state common law and allege, among other things, that the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions and that the respective Defendant Fund’s investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. On June 1, 2011, the U.S. District Court for the District of Colorado gave preliminary approval to stipulations and agreements of settlement in certain purported class action lawsuits involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those settlements are subject to the final approval of the court. Final approval of the settlements also requires that a sufficient number of class members approve the settlement to induce the settling defendants to proceed with it. These settlements do not resolve any of the outstanding lawsuits relating to the Fund, nor any other lawsuits outstanding against Oppenheimer Champion Income Fund, Oppenheimer Core Bond Fund or other Defendant Funds.
     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Mr. Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of certain purported class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 8, 2011, the court issued a ruling approving the settlement as fair, reasonable and adequate. The court’s approval of the settlement is subject to potential appeal by claimants. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in
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NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation Continued
the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. This settlement is subject to the final approval of the court. The aforementioned settlements do not resolve any of the other outstanding lawsuits relating to these matters.
     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark I Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.
     The Manager believes the lawsuits described above are without legal merit and, with the exception of actions it has agreed to settle, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer AMT-Free Municipals:
We have audited the accompanying statement of assets and liabilities of Oppenheimer AMT-Free Municipals, including the statement of investments, as of July 29, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 29, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer AMT-Free Municipals as of July 29, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
September 20, 2011
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 29, 2011 are eligible for the corporate dividend-received deduction. 98.29% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Age: 68	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
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Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Matthew P. Fink, Trustee (since 2005) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 1999) Age: 72	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Age: 59	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner,
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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Mary Ann Tynan, Continued	Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Glavin, Gabinet, Zack and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) and Senior Portfolio Manager (since 2001) Age: 47	Senior Vice President of the Manager (since July 2007); Vice President of the Manager (April 2001-June 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) and Senior Portfolio Manager (since 2002) Age: 39	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
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Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Troy E. Willis, Vice President (since 2005) and Senior Portfolio Manager (since 2006) Age: 38	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (2002-2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President and Senior Portfolio Manager (since 2009) Age: 35	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006-June 2009). Research Analyst of the Manager (June 2003-September 2006) and a Credit Analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) and Senior Portfolio Manager (since 2011) Age: 35	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (July 2009-January 2011). Research Analyst of the Manager (April 2006-December 2007) and a Credit Analyst of the Manager (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Age: 53	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Manager (since May 2011) and a Vice President of the Manager (1997-May 2011); headed Rochester’s Credit Analysis team (since 1993).

William F. Glavin, Jr., President and Principal Executive Officer (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex.

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TRUSTEES AND OFFICERS Unaudited / Continued

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Arthur S. Gabinet, Secretary (since 2011) Age: 53	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 38	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President (since 2011) Age: 62	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (March 2002-December 2010) of the Manager; Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); General Counsel of the Distributor (December 2001-December 2010); General Counsel of Centennial Asset Management Corporation (December 2001-December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (December 2001-December 2010); Assistant Secretary (September 1997-December 2010) and Director (November 2001-December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (December 2002-December 2010); Director of
96 | OPPENHEIMER AMT-FREE MUNICIPALS

Name, Position(s) Held with the	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships
Fund, Length of Service, Age	Held; Number of Portfolios in the Fund Complex Currently Overseen
Robert G. Zack, Continued	Oppenheimer Real Asset Management, Inc. (November 2001-December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (December 2001-December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (November 2001-December 2010); Vice President of OppenheimerFunds Legacy Program (June 2003-December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (November 2001-December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
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OPPENHEIMER AMT-FREE MUNICIPALS

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG llp

Legal Counsel	Kramer Levin Naftalis & Frankel LLP
©2011 OppenheimerFunds, Inc. All rights reserved.
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PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
99 | OPPENHEIMER AMT-FREE MUNICIPALS

PRIVACY POLICY NOTICE
Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.525.7048.
100 | OPPENHEIMER AMT-FREE MUNICIPALS

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $45,300 in fiscal 2011 and $45,300 in fiscal 2010.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,619 in fiscal 2010 and $2,895 in fiscal 2011.
The principal accountant for the audit of the registrant’s annual financial statements billed $168,500 in fiscal 2011 and $285,900 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, custody examination and professional services for the capital accumulation plan and FIN45.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $950 in fiscal 2011 and $8,526 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $172,069 in fiscal 2011 and $297,321 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/29/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer AMT-Free Municipals

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 9/13/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 9/13/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 9/13/2011